                                    June 30, 1997

                            ANNUAL REPORT TO SHAREHOLDERS

                                          OF

                                        FIRST
                                        FUNDS

                           DISCIPLINE, CONSISTENCY, PATIENCE

                                       [PHOTO]


                                        [LOGO]

                                  Investment Advisor

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholder:

    This is First Funds' Annual Report for the year ending June 30, 1997. In the following pages you will find a comprehensive group of financial statements, including the Portfolio of Investments, which outlines the holdings in each Portfolio as of the end of the period. In addition, each Portfolio Manager outlines the moves in their particular market during the past year, then discusses how they responded within their respective Portfolios.

    As you will note by reading through the commentary from each of the Portfolio Managers, this twelve month period presented more challenges for investment practitioners than may be readily apparent to those of us watching from the sidelines. While hindsight allows us to see a growing economy with the lowest levels of inflation in a generation, day-to-day decisions were made in the face of growing uncertainties. While the stock market was reaching new highs, unemployment was reaching new lows; this was uncharted territory, and even the most experienced managers found the going unsettling. In this type of environment, it is often easy to get caught up in the tide of sentiment that washes over markets. For long-term investors, however, allowing market sentiment to overcome a disciplined, systematic approach is akin to allowing the wind to be the sole determinant of your course: you may end up where you want to go, but chance is not in your favor.

    At First Funds, we are committed to achieving long-term investment success for our shareholders. We strongly believe that the best way to achieve that success is through a disciplined and consistent approach to investing. As financial markets rise, we expect to participate. When financial markets retreat, we believe discipline and consistency help provide investors with some rational course of action. With experience in a number of market cycles, both good and bad, the First Funds' team of investment professionals has developed an investment approach that fully encompasses this principle. To exhibit our commitment to our belief in this approach, we have added it to the First Funds' logo: "Discipline, Consistency, Patience".

    We hope you are pleased with the results of your investment in First Funds over the past year and, as always, welcome your questions or comments. Our toll-free line is (800) 442-1941 or, if you prefer, please contact us in writing at 370 17th Street, Suite 2700, Denver, CO 80202 or on the world wide web at www.firstfunds.com. Thank you for your continued interest in the First Funds family of mutual funds.

Sincerely,

/s/ Richard Rantzow

Richard C. Rantzow
President

IMPORTANT NOTICE

FIRST FUNDS SHARES

* are NOT insured by the FDIC, the Federal Reserve Board or any other governmental agency.

* are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

* involve investment risks, including the possible loss of the principal amount invested.

First Funds are managed by First Tennessee Bank National Association, (First Tennessee), Highland Capital Management Corp. (Highland) and PNC Institutional Management Corp. (PNC). First Tennessee and Highland are subsidiaries of First Tennessee National Corporation. The Funds are sponsored and distributed by ALPS Mutual Funds Services, Inc., member NASD.

i-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO OF EDWARD GOLDSTEIN AND DAVID THOMPSON]

GROWTH & INCOME PORTFOLIO MANAGERS
EDWARD GOLDSTEIN AND DAVID THOMPSON

         Mr. Goldstein is a Managing Director of Highland Capital Management Corporation, sub-adviser to the Portfolio. A 1971 graduate of Boston University, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Co. in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been portfolio manager for the Portfolio since July 1994.

         Mr. Thompson, is a Senior Vice President with Highland Capital Management Corporation. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on receive his MBA from the University of North Carolina at Chapel Hill in 1986. With nine years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital Management's equity team in 1995. Mr. Thompson is also a Certified Financial Analyst.

YEAR IN REVIEW-----------------------------------------------------------------

PERFORMANCE

For the twelve-month period ended 6/30/97, the First Funds Growth & Income Portfolio for Classes I, II and III returned 28.83%, 21.11% and 27.44%, respectively, net of fees and sales charges, versus a return of 34.68% for the S&P 500 Index.

MARKET REVIEW

The Portfolio's fiscal year began on July 1, 1996--in the midst of a long-anticipated market correction. Strong employment numbers triggered the stock market's decline, which ultimately trimmed about 10% from the high in May. Visions of rising wages reawakened inflation fears, which could in turn lead to rising interest rates. Subsequent economic reports quieted these fears, however. The economy cooled to a more acceptable 2.1% growth rate without intervention by the Federal Reserve, thus reassuring the stock market.

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.


[GRAPH]


PLEASE NOTE: CLASS I INCEPTION IS AUGUST 2, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

------------------------------------------------------------------------------ii

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS II) AND THE S&P 500.


[GRAPH]


PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 20, 1995. CLASS II IS SUBJECT TO A MAXIMUM INITIAL FRONT-END SALES LOAD OF 5.75% AND $9,425 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

In all, market activity was increasingly focused on large capitalization companies during the final two quarters of calendar year 1996, with double-digit earnings growth consistently rewarded. As the Dow Industrials continued to rise into record territory, overall market volatility increased relative to the last three years. When viewed from a historical perspective, however, this increase was little more than a return to more normal market levels of volatility.

The absence of rising inflation levels has been an important factor in the financial markets' performance over the past fiscal year. The equilibrium has been attributed in part to widespread improvements in productivity. Capital spending for technology has continued to grow over the past several years, and the effects are being felt throughout the economy. The stock market has reflected this through in increased flow of funds to the Technology sector, which in itself has exhibited some increase in volatility during the past twelve months. Another factor limiting inflation has been the significant slowdown in growth of employee benefits costs. New approaches in group healthcare were the catalyst, benefiting the Healthcare sector during the fiscal year. Additional sectors contributing to market performance include Finance and select areas within the Energy group.

PORTFOLIO UPDATE

The Portfolio benefited from the prevailing investment environment over much of the period. The market concentrated on large capitalization companies with strong, reliable earnings growth; our position in GENERAL ELECTRIC has been highly representative of this focus. With inflation--and subsequently interest rates--remaining fairly subdued, we maintained our overweight position in the Financial sector throughout the period. Healthcare companies, particularly pharmaceutical stocks such as ELAN and SCHERING-PLOUGH, were also important contributors to overall performance. On the negative side, our underweighted position in the Technology sector turned into a drag on performance during the final two

Growth & Income Portfolio
Asset Type Profile as of June 30, 1997

[GRAPH]

REPURCHASE AGREEMENTS         2.6%
COMMERCIAL PAPER              8.1%
CONSUMER STAPLES             11.5%
CAPITAL GOODS                 8.8%
FINANCE & INSURANCE          15.1%
TECHNOLOGY                    9.5%
COMMUNICATION SERVICES        9.8%
ENERGY                       10.0%
BASIC MATERIALS               2.8%
CONSUMER CYCLICALS            6.7%
HEALTHCARE                   15.1%

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

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS III) AND THE S&P 500.

[GRAPH]

PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 9, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

quarters of the fiscal year, when this sector played a leadership role.

CURRENT STRATEGY AND OUTLOOK

Looking forward, we believe that a disciplined approach will be more important than ever. Prices for many stocks are at very high historical levels by nearly any measurement, and while we believe that companies able to deliver strong, consistent earnings will continue to be rewarded, it seems unlikely that valuations can stretch indefinitely. Another consideration is the level of economic growth; we are expecting a slower rate of growth in the economy over the second half of the year. While this scenario means inflation is likely to remain in check, it also translates to slower earnings growth. Against this backdrop, we believe the market will probably continue to favor large capitalization stocks, but a switch in market focus to small and midsize stocks due to their lower relative valuations could pose a risk to relative Portfolio performance.

In general, the Portfolio will continue to be dominated by high quality, large capitalization stocks exhibiting consistent growth. For the present, the Portfolio remains overweighted in the Financial and Healthcare sectors, and underweighted in the more economically sensitive areas such as Basic Materials, Transportation, and Consumer Durables.

GROWTH & INCOME PORTFOLIO

                       Cumulative      Average Annual
                      Total Return*     Total Return*

                   SINCE          1 YEAR          SINCE
                 INCEPTION                      INCEPTION
---------------------------------------------------------
CLASS I          112.28%         28.83%         21.15%

CLASS II          99.29%         21.11%         19.21%

CLASS III        103.52%         27.44%         19.86%

S&P 500          117.71%         34.68%         21.97%

*TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1997 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS AUGUST 2, 1993. ON DECEMBER 9, 1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO DECEMBER 9, 1993 FOR CLASS III IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON DECEMBER 20, 1995, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

------------------------------------------------------------------------------iv

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO OF JAMES TURNER AND STEVEN WISHNIA]

BOND PORTFOLIO MANAGERS
JAMES TURNER AND STEVEN WISHNIA

     Mr. Turner, CFA, is a Senior Vice President with Highland Capital Management Corporation. A 1959 graduate of the U.S. Military Academy, he received a MS degree from Stanford University in 1964. Mr. Turner was a vice president in the Trust Investment Department of FirsTier Bank, N.A. in Omaha, Nebraska from 1979 through 1986. Joining First Tennessee Bank's investment department in 1986, he was part of that group's merger with Highland Capital Management in 1994. He has managed the Portfolio since its inception.

     Mr. Wishnia is a Managing Director of Highland Capital Management Corporation. A 1972 graduate of Pace University, Mr. Wishnia was Treasurer of S.G. Securities, a closed-end mutual fund in Boston, MA from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has managed the Portfolio since its inception.

YEAR IN REVIEW ----------------------------------------------------------------


PERFORMANCE

For the twelve months ended 6/30/97, the First Funds Bond Portfolio for Classes I, II and III returned 7.58%, 3.08%, and 6.37%, respectively, net of fees and sales charges, versus a return of 7.75% for the Lehman Brothers
Government/Corporate Bond Index.

MARKET REVIEW

Inflation--or rather, the lack of it--remained a focal point for the bond markets throughout the period. Wholesale prices fell 3.4% during the first two calendar quarters of 1997, netting a drop of 0.1% for the full twelve month period. Consumer prices also remained subdued, up 1.4% over the first two calendar quarters of 1997 and totaling 2.3% for the entire period. While it is logical to assume that the bond market would cheer this seeming triumph over inflation, it continued to find reasons to worry over FUTURE inflation. The drop in energy prices is unlikely to continue indefinitely, and analysts worry over how much additional gain can be squeezed from consolidation in the healthcare


COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX.




[GRAPH]

PLEASE NOTE: CLASS I INCEPTION IS AUGUST 2, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

v------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

[GRAPH]



PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 20, 1995. CLASS II IS SUBJECT TO A MAXIMUM FRONT-END INITIAL SALES LOAD OF 3.75% AND $9,625 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

industry. Low unemployment levels also remain a worry. The on-again, off-again nature of acceleration that characterized U.S. economic growth during the past twelve months was mirrored by similar swings in the bond market. Strong data at the beginning of the period caused bond prices to remain fairly weak, with yields in early September at 6.98% for intermediate bonds and long rates at 7.11%. With less robust economic news during the final calendar quarter of 1996, intermediate and long rates fell back by early December to 6.05% and 6.36%, respectively. The reappearance of economic strength with the new year propelled intermediate rates back up to 6.93% and long bonds to 7.14%, convincing the Federal Reserve to tighten the Fed Funds rate by .25% in March. Signs of slowing growth were evident by early June, once again raising bond prices and dropping yields back to 6.49% for intermediate bonds and 6.78% on long bonds.

PORTFOLIO UPDATE

With unpredictability the only predictable trend in the bond market over the past year, strategic portfolio moves have been difficult to call. The Portfolio benefited modestly early in the period as some longer maturities were added in response to the market's somewhat overdone pessimism. Next, primary emphasis was placed on adding value and increasing yield through careful sector selection. The Portfolio's weighting in corporate bonds was increased from 38% to 63% in order to take advantage of the higher yields available there. About half of this position was related to the Financial sector, with the remainder comprised of bonds in the Industrial or Utility

Bond Portfolio
Asset Type Profile as of June 30, 1997

[GRAPH]

FOREIGN BOND                            1.2%
U.S. GOVERNMENT & AGENCY OBLIGATIONS   24.6%
MORTGAGE-BACKED OBLIGATIONS             6.6%
COMMERCIAL PAPER                        1.4%
REPURCHASE AGREEMENTS                   2.9%
CORPORATE BONDS & NOTES                63.3%

sectors. Exposure to mortgage-backed securities was also increased to about 7% of the Portfolio. These fixed income instruments not only offer higher yields, but a measure of defense in negative markets, as well.

For most of the fiscal year, mortgages were the best performers, with corporate bonds not far behind. This situation reversed fairly dramatically late in the period, as mortgages began noticeably underperforming the corporate sector in May and June.


------------------------------------------------------------------------------vi

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 2, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


The Portfolio's risk profile remained low, with credit quality at year's end averaging A+, and average maturity modestly decreased from 8.9 years to 8.4 years.

CURRENT STRATEGY AND OUTLOOK

The strength in the economy is likely to continue worrying the bond market; the business cycle is now more than six years old, and well into the mature stage where inflationary pressures have tended to rise in the past. Additional positive economic signs include a relatively benign interest rate environment, which is currently at levels where economic growth has historically tended to rebound, and high levels of consumer confidence. This last factor, suggesting that consumers are willing (and able) to spend--thus further stimulating the economy--is probably tied in fair measure to the continuing high levels of employment. This in particular tends to concern fixed income investors, as the economy has been running at near-full employment for a number of months, and wage pressures are unlikely to remain quiescent for long.

With little data suggesting a meaningful slowdown in economic growth, at least in the near-term, we remain cautious. Given the recent pattern of economic swings, the stage appears to be set for another upswing. If sufficiently strong, the bond market would view this as an inflationary threat and respond negatively. Therefore, we are maintaining our near-neutral stance versus the market. Any corrections will be used as an opportunity to add value to the Portfolio.


BOND PORTFOLIO

                   Cumulative            Average Annual
                  Total Return*           Total Return*

                     SINCE             1 YEAR       SINCE
                   INCEPTION                      INCEPTION
-------------------------------------------------------------
CLASS I              23.72%            7.58%        5.58%

CLASS II             18.06%            3.08%        4.32%

CLASS III            18.10%            6.37%        4.33%

LEHMAN BROS.         24.51%            7.75%        5.76%
GOV'T/CORP
BOND INDEX

*TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1997 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS AUGUST 2, 1993. ON DECEMBER 2, 1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDED A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFOMANCE INFORMATION PRIOR TO DECEMBER 2, 1993 FOR CLASS III IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. THE BOND PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON DECEMBER 20, 1995. THESE SHARES
INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS
OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

vii-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO OF RALPH HERBERT]

TENNESSEE TAX-FREE PORTFOLIO MANAGER
RALPH HERBERT

    Mr. Herbert, Vice President and Portfolio Manager, has seventeen years experience in the financial services industry. A 1977 graduate of the University of Tennessee, Mr. Herbert began his career with First American Bank in 1978,
first in   retail banking and later joining the bank's bond division. He joined
Culver Securities in 1986 where his duties included municipal debt underwriting, before joining Valley Fidelity Bank as a Portfolio Manager in 1988. Valley Fidelity Bank merged with First Tennessee Bank in 1991. Mr. Herbert has managed the Tennessee Tax-Free Portfolio since its inception.

YEAR IN REVIEW-----------------------------------------------------------------

PERFORMANCE

For the twelve-month period ended 6/30/97, the First Funds Tennessee Tax-Free Portfolio for Classes I, II and III, returned 8.26%, 4.29% and 8.20%, respectively, net of fees and sales charges, versus a return of 8.34% for the Lehman Brothers 10-Year Municipal Bond Index.

MARKET REVIEW

In reviewing bond market movements over the past twelve months, it is apparent that the most outstanding characteristic affecting the market's performance has been the economy itself--solid growth accompanied by remarkably restrained levels of inflation. Companies have grown fairly steadily through increasing productivity and expanding overseas markets. All this activity has helped to create hundreds of thousands of new jobs; however, low unemployment has yet to translate into wage inflation. In addition, both wholesale and consumer prices also appear to be well under control. Many statistics suggest that the present economy is the strongest we have seen in a generation. Even the Chairman of the Federal Reserve Board has professed to be pleased with the nation's economic health.

While all this economic activity worried the municipal market to some extent over the last months of calendar

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS I INCEPTION IS DECEMBER 15, 1995. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

----------------------------------------------------------------------------viii

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 29, 1995. CLASS II IS SUBJECT TO A MAXIMUM FRONT-END INITIAL SALES LOAD OF 3.75% AND $9,625 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

year 1996, that was not the case during the first half of calendar year 1997, when the market shrugged off those worries. The economic environment has produced fairly muted reactions from the bond market of late. Signs of strength have been greeted as generally benign for inflation, and any indication of sluggishness has resulted in a rally. Further evidence that the market perceives little current threat from inflation may be found in the 30 basis point (.30%) drop in municipal bond rates over the twelve months ended June 30, 1997--in spite of Federal Reserve tightening in March of this year.

PORTFOLIO UPDATE

As the period started on July 1, 1996, the municipal market was experiencing some weakness. We took advantage of lower prices to purchase high quality bonds with longer maturities. This strategy paid off well as, by the fall of 1996, the market began to rally. The high quality bonds in the Portfolio turned into somewhat of a mixed blessing early in 1997, however. Bond prices dropped during the first calendar quarter of 1997 when the markets responded to the .25% rise in rates by the Federal Reserve in March. Lower quality bonds tend to perform better as the market is dropping because they pay investors higher coupons to compensate for their higher risk profile. However, the tables turn when the municipal bond market rallies, as it did during the second calendar quarter of 1997. Investors will then try to take advantage of what they perceive as a market "bottom" to upgrade their portfolios, thus increasing demand for high quality bonds as the market begins to rise.

--------------------------------------------------------------------------------

Tennessee Tax-Free Portfolio
Asset Type Profile as of June 30, 1997

[GRAPH]

OTHER                       2.4%
GENERAL OBLIGATION BONDS   50.0%
REVENUE BONDS              47.6%

--------------------------------------------------------------------------------

We took advantage of any periods of weakness to capture both higher yields and lower issue prices. Duration was extended in the Portfolio to just over eight years, and call protection was taken where possible for longer maturities (10+ years).

CURRENT STRATEGY AND OUTLOOK

We are pleased with the Portfolio's performance over the past year, and will attempt to continue those results into the next period. The fairly steady nature of this present

ix------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORFOLIO (CLASS III) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 15, 1995. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

economy bodes well for the bond market in the near term. If this scenario holds, lower rates are a good possibility, and as long as this remains the case, we will continue buying longer maturities. Further extension of duration in the Portfolio creates some opportunity to increase net asset values should rates actually fall.

One area causing some minor concern is the continuing shortfall in supply of new issues in the Tennessee municipal market. If interest rates continue to soften, more municipalities may take advantage of the low levels to refund some of their current issues. This type of activity could help replenish the supply of bonds, driving prices down enough to enhance the available yields.

We will, of course, make appropriate adjustments to the Portfolio should inflationary pressures become apparent and cause interest rates to reverse direction. In addition to wage and price inflation, we are alert to the pressures possibly being created by the continued sharp rise in corporate earnings. The rising levels of wealth being created through financial assets are unlikely to forever remain a neutral factor on the inflation front, especially if reinvestment begins to be replaced by consumption.

TENNESSEE TAX-FREE PORTFOLIO
                Cumulative         Average Annual
               Total Return*        Total Return*

                  SINCE          1 YEAR        SINCE
                INCEPTION                    INCEPTION
----------------------------------------------------------
CLASS I           7.57%           8.26%        4.84%

CLASS II          3.55%           4.29%        2.28%

CLASS III         7.26%           8.20%        4.64%

LEHMAN BROS.      7.96%           8.34%        5.24%
10-YEAR
MUNICIPAL
BOND INDEX

*TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1997 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS DECEMBER 15, 1995. ON DECEMBER 15, 1995, THE PORTFOLIO ALSO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .50% DISTRIBUTION FEE. ON DECEMBER 29, 1995, THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

-------------------------------------------------------------------------------x

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------
DEFINITION OF COMMON TERMS

GAIN (OR LOSS)
    If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

DIVIDEND
    Net income distributed to shareholders generated by securities in a Portfolio. The Bond, Tennessee Tax-Free and all the Money Market Portfolios pay dividends monthly. The Growth & Income Portfolio pays dividends quarterly.

NET ASSET VALUE (NAV)
    Total value of all securities and other assets held by a Portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the First Funds Portfolios except the Money Market Portfolios, which seek to maintain a stable $1.00 per share NAV.

CERTIFICATES OF PARTICIPATION
    Certificates of Participation (COPs), or lease-secured bonds, represent a bondholder's proportionate interest in rental payments made under a municipal lease contract. The payments are normally made pursuant to a lease and trust agreement. This type of tax-exempt municipal leasing has become an attractive alternative to traditional bond financing.

INSURED BONDS
    Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and interest of the issuer. Examples of such companies would be MBIA (Municipal Bond Investors Assurance Corporation), or AMBAC (American Municipal Bond Assurance Corporation). Bonds insured by either AMBAC or MBIA are rated AAA.

GENERAL OBLIGATION BONDS
    General Obligation Bonds (GOs) are debts backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds, street bonds and so on. These bonds are also known as FULL FAITH AND CREDIT bonds because the debt is a general obligation of the issuer.

REVENUE BONDS
    Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

BOND RATINGS
    The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.

               MOODY'S INVESTORS        STANDARD & POOR'S CORP.
               SERVICES, INC.           (PLUS (+) OR MINUS(-))
               -----------------        -----------------------
Prime         Aaa                      AAA
Excellent     Aa                       AA
Good          A                        A
Average       Baa                      BBB
Fair          Ba                       BB
Poor          B                        B
Marginal      Caa                      C


xi------------------------------------------------------------------------------

SEC YIELD
    The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN
    Total return measures a Portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of municipal bond performance and includes reinvestment of dividends and capital gains.


-----------------------------------------------------------------------------xii

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of First Funds:


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth & Income Portfolio (formerly the Total Return Equity Portfolio), the Bond Portfolio (formerly the Total Return Fixed Income Portfolio), the Tennessee Tax-Free Portfolio, the U.S. Treasury Money Market Portfolio, the U.S. Government Money Market Portfolio, the Municipal Money Market Portfolio, and the Cash Reserve Portfolio (Portfolios of First Funds, hereafter, referred to as the "Portfolios") at June 30, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
August 12, 1997


1-------------------------------------------------------------------------------

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997
(Showing Percentage of Total Value of Investments)

                                                                    Value
                                           Shares                 (Note 1)
                                           ------                 --------
COMMON STOCKS - 89.3%
BASIC MATERIALS - 2.8%
Morton International, Inc.                267,800              $ 8,084,213
                                                              -------------
CAPITAL GOODS - 8.8%
Belden, Inc.                              238,400                8,120,500
General Electric Co.                      129,200                8,446,450
Waste Management, Inc.                    157,174                5,049,215
York International Corp.                   75,100                3,454,600
                                                              -------------
TOTAL CAPITAL GOODS                                             25,070,765
                                                              -------------
COMMUNICATION SERVICES - 9.8%
Airtouch Communications, Inc.*            346,200                9,477,225
GTE Corp.                                 215,100                9,437,513
Sprint Corp.                              173,200                9,114,650
                                                              -------------
TOTAL COMMUNICATION SERVICES                                    28,029,388
                                                              -------------
CONSUMER STAPLES - 11.5%
Belo (A.H.) Corp., Class A                183,800                7,650,675
Pepsico Inc.                              137,400                5,161,088
Sara Lee Corp.                            216,850                9,026,381
Sysco Corp.                               305,300               11,143,450
                                                              -------------
TOTAL CONSUMER STAPLES                                          32,981,594
                                                              -------------
CONSUMER CYCLICALS - 6.7%
Federated Department Stores, Inc.*        253,500                8,809,125
Interpublic Group of Companies, Inc.      168,800               10,349,549
                                                              -------------
TOTAL CONSUMER CYCLICALS                                        19,158,674
                                                              -------------
ENERGY - 10.0%
Input/Output, Inc.                        350,925                6,360,516
Repsol S.A. ADR                           191,217                8,114,771
Texaco, Inc.                               56,500                6,144,375
YPF S.A. ADR                              260,500                8,010,375
                                                              -------------
TOTAL ENERGY                                                    28,630,037
                                                              -------------
FINANCE & INSURANCE - 15.1%
BankBoston Corp.                          115,000                8,287,188
Chase Manhattan Corp.                      96,100                9,327,706
Federal National Mortgage Association     186,000                8,114,250
Norwest Corp.                             192,900               10,850,624
UNUM Insurance Corp.                      161,000                6,762,000
                                                              -------------
TOTAL FINANCE & INSURANCE                                       43,341,768
                                                              -------------
HEALTHCARE - 15.1%
Abbott Laboratories                       148,400                9,905,700
Elan Corp., plc ADR*                      242,000               10,950,500
Medtronic, Inc.                            47,250                3,827,250
Merck & Co., Inc.                          83,000                8,590,500
Schering-Plough Corp.                     209,400               10,025,025
                                                              -------------
TOTAL HEALTHCARE                                                43,298,975
                                                              -------------

                                                                    Value
                                           Shares                 (Note 1)
                                           ------                 --------
TECHNOLOGY - 9.5%
EMC Corp.*                                156,600              $ 6,107,400
Grainger (W.W.), Inc.                      92,900                7,263,619
Intel Corp.                                35,700                5,053,781
Motorola, Inc.                            101,600                7,721,600
Raytheon Co.                               18,600                  948,600
                                                              -------------
TOTAL TECHNOLOGY                                                27,095,000
                                                              -------------
TOTAL COMMON STOCKS
  (Cost $175,381,812)                                          255,690,414
                                                              -------------
Due          Discount Rate or               Principal
Date         Coupon Rate                     Amount
----         ----------------                ------
SHORT-TERM INVESTMENTS - 10.7%
COMMERCIAL PAPER - 8.1%
Associates Corp
07/14/97     5.671%                        $ 2,000,000           2,000,000
Avnet, Inc.
07/07/97     5.570%                          2,000,000           1,998,143
Central Louisiana Electric, Inc.
07/29/97     5.550%                          2,000,000           1,991,367
First Chicago Corp.
07/14/97     5.540%                          2,000,000           1,995,999
Ford Motor Corp.
07/10/97     5.540%                          2,000,000           2,000,000
GE Capital Management, Inc.
07/14/97     5.554%                          2,000,000           2,000,000
Liberty Mutual
07/08/97     5.560%                          2,000,000           1,997,838
Lubersoil
07/07/97     5.550%                          1,245,000           1,243,848
Merrill Lynch Co.
07/24/97     5.550%                          2,000,000           1,992,908
South Western Public Service
07/18/97     5.560%                          2,000,000           1,994,749
Trans American Corp.
07/10/97     5.600%                          1,000,000             998,600
Union Electric
07/17/97     5.540%                          1,000,000             997,538
University of Chicago
07/02/97     5.520%                          2,000,000           1,999,693
                                                              -------------
TOTAL COMMERCIAL PAPER                                          23,210,683
                                                              -------------
                                          Maturity
                                           Amount
                                          --------
REPURCHASE AGREEMENTS - 2.6%
HSBC Securities, Inc., 5.50%, dated
06/30/97, due 07/01/97, collateralized
by $6,931,000 U.S. Treasury Bond,
8.75%, due 11/15/08                     7,551,554                7,550,400
                                                              -------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $30,761,083)                                            30,761,083
                                                              -------------
TOTAL INVESTMENTS - 100%
  (Cost $206,142,895)                                        $ 286,451,497
                                                              -------------
                                                              -------------

*Non-income producing security
ADR - American Depository Receipt

   The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------------2

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997

INCOME TAX INFORMATION:

At June 30, 1997, the net unrealized appreciation based on cost for income tax purposes of $206,190,441 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                        $ 80,813,200

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                            (552,144)
                                                              ------------
Net unrealized appreciation                                   $ 80,261,056
                                                              ------------
                                                              ------------
OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1997 aggregated $70,140,791 and $54,040,512, respectively.

UNAUDITED INCOME TAX INFORMATION:

For the year ended June 30, 1997, 100% of the Growth & Income Portfolio's dividends from investment income qualify for the 70% dividend received deduction for corporations.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997
(Showing Percentage of Total Value of Investments)

Due                                     Principal                   Value
Date       Coupon                          Amount                  (Note 1)
----       ------                       ---------                  --------

U.S GOVERNMENT & AGENCY OBLIGATIONS - 24.6%
U.S. TREASURY BONDS
05/15/16   7.250%                    $ 12,490,000             $ 13,024,734

U.S. TREASURY NOTES
05/31/98   5.375%                       5,440,000                5,419,600
04/30/00   6.750%                       6,285,000                6,367,491
08/15/02   6.375%                       3,845,000                3,842,597

FEDERAL NATIONAL MORTGAGE ASSOCIATION
10/11/06   7.150%                       2,000,000                1,992,646
                                                                ----------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $30,869,822)                                            30,647,068
                                                                ----------

CORPORATE BONDS & NOTES - 63.3%
BASIC MATERIALS - 2.9%
BHP Finance USA
03/01/06   6.690%                       2,395,000                2,328,407
USX Corp.
01/21/99   8.050%                       1,190,000                1,217,913
                                                                ----------

TOTAL BASIC MATERIALS                                            3,546,320
                                                                ----------

CAPITAL GOODS - 12.0%
Arrow Electronics, Inc.
01/15/07   7.000%                       1,700,000                1,697,549
Dover Corp.
11/15/05   6.450%                       1,900,000                1,838,584
Lockheed Martin Corp.
05/15/01   6.850%                       2,000,000                2,004,814
03/15/03   6.750%                       2,400,000                2,387,683
Raytheon Co.
07/15/05   6.500%                       2,400,000                2,307,396
Tyco International Limited
11/01/01   6.500%                       2,250,000                2,227,280
Waste Management, Inc.
10/01/02   7.700%                       2,490,000                2,582,240
                                                                ----------

TOTAL CAPITAL GOODS                                             15,045,546
                                                                ----------

CONSUMER NON-DURABLES - 5.0%
Anheuser Busch, Inc.
09/01/05   7.000%                       2,300,000                2,302,845
Coca-Cola Enterprises, Inc.
10/15/36   6.700%                       1,650,000                1,653,960
Philip Morris, Inc.
12/01/99   7.125%                       2,200,000                2,224,424
                                                                ----------

TOTAL CONSUMER NON-DURABLES                                      6,181,229
                                                                ----------

CONSUMER SERVICES - 7.2%
Belo (AH) Corp.
06/01/02   6.875%                       2,400,000                2,402,374
Federal Express Corp., Series 97-B
01/15/18   7.520%                       2,000,000                2,037,756
Price/Costco, Inc.
06/15/05   7.125%                       2,300,000                2,266,015



       The accompanying notes are an integral part of the financial statements.


3-------------------------------------------------------------------------------

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997
(Showing Percentage of Total Value of Investments)

Due                                     Principal                    Value
Date         Coupon                        Amount                  (Note 1)
----         ------                     ---------                   ------

CORPORATE BONDS & NOTES (CONTINUED)
CONSUMER SERVICES (CONTINUED)
US West Capital Funding, Inc.
01/15/07     7.300%                   $ 2,300,000              $ 2,303,671
                                                                ----------

TOTAL CONSUMER SERVICES                                          9,009,816
                                                                ----------

BANKS - 10.1%
Banc One Corp.
05/01/07     7.600%                     2,400,000                2,464,961
Barnett Cap II 144A**
12/01/26     7.950%                     2,400,000                2,364,960
First Chicago Corp.
01/15/03     7.625%                     2,300,000                2,369,248
First Empire Cap Tr I
02/01/27     8.234%                     1,600,000                1,616,558
Wachovia Corp.
11/15/06     6.625%                     2,100,000                2,051,303
Wells Fargo Capital
12/15/26     7.960%                     1,800,000                1,775,734
                                                                ----------

TOTAL BANKS                                                     12,642,764
                                                                ----------

BROKER/DEALERS - 6.7%
Donaldson, Lufkin & Jenrette
02/15/16     5.625%                     2,000,000                1,920,684
Lehman Brothers, Inc.
04/15/03     7.250%                     2,300,000                2,311,077
Merrill Lynch, Inc.
01/15/07     7.000%                     2,050,000                2,037,292
Morgan Stanley Group, Inc.
10/01/03     6.125%                     2,200,000                2,109,626
                                                                ----------

TOTAL BROKER/DEALERS                                             8,378,679
                                                                ----------

FINANCIAL SERVICES - 10.1%
Aon Capital Trust
01/01/27     8.205%                     2,000,000                2,055,400
Associates Corp. of North America
09/17/99     6.680%                     1,230,000                1,237,375
05/15/37     5.960%                     1,500,000                1,502,490
CNA Financial Corp.
11/15/03     6.250%                     2,400,000                2,295,907
Ford Capital
05/01/98     9.125%                       910,000                  931,894
Ford Motor Credit Co.
09/25/01     7.000%                     2,400,000                2,422,889
General Motors Acceptance Corp.
02/15/01     5.625%                     2,250,000                2,171,245
                                                                ----------

TOTAL FINANCIAL SERVICES                                        12,617,200
                                                                ----------

TRAVEL & TRANSPORTATION - 5.7%
Norfolk Southern Corp.
02/15/04     7.875%                     2,400,000                2,535,336
Northwest Airlines Corp.
01/02/15     7.670%                     2,281,992                2,334,889

CORPORATE BONDS & NOTES (CONTINUED)
TRAVEL & TRANSPORTATION (CONTINUED)
Union Pacific Corp.
01/15/04     6.125%                   $ 2,400,000              $ 2,297,683
                                                                ----------

TOTAL TRAVEL & TRANSPORTATION                                    7,167,908
                                                                ----------

UTILITIES - 3.6%
GTE Corp.
11/01/08     6.900%                     2,375,000                2,347,578
Public Service Electric & Gas Co.
11/01/01     7.875%                     2,000,000                2,067,920
                                                                ----------

TOTAL UTILITIES                                                  4,415,498
                                                                ----------

TOTAL CORPORATE BONDS & NOTES
  (Cost $79,202,457)                                            79,004,960
                                                                ----------

FOREIGN BOND - 1.2%
Fomento Economico Mexico S.A.
07/22/97     9.500%                     1,500,000                1,499,998
                                                                ----------
  (Cost $1,499,998)

ASSET-BACKED OBLIGATIONS - 0.0%
Security Pacific Home Equity Loan,
Series 1991-2 A
06/15/20     8.100%                         2,069                    2,069
                                                                ----------
  (Cost $2,101)

MORTGAGE-BACKED OBLIGATIONS - 6.6%
Federal Home Loan Mortgage Corp.,
Series 1698-E
10/15/06     6.000%                     2,400,000                2,371,848
Federal National Mortgage Association,
1994-M3, Class B
04/25/06     7.710%                     2,225,000                2,276,453
Federal National Mortgage Association,
Pool #250885
04/01/27     7.500%                     3,323,189                3,330,467
Guaranteed Mortgage Corp. III,
Series L4
07/20/19     9.050%                        38,000                   37,933
Resolution Trust Corp.,
Series 1992-8 A2***
12/25/26     8.250%                        47,752                   47,752
Resolution Trust Corp.,
Series 1992-C6 A2
07/25/24     6.750%*                      268,386                  268,720
                                                                ----------

TOTAL MORTGAGE-BACKED OBLIGATIONS
  (Cost $8,384,619)                                              8,333,173
                                                                ----------

SHORT-TERM INVESTMENTS - 4.3%
COMMERCIAL PAPER - 1.4%
American Family
07/17/97     5.590%                       711,000                  709,233
Trans American Corp.
07/10/97     5.600%                     1,000,000                  998,600
                                                                ----------

TOTAL COMMERCIAL PAPER                                           1,707,833
                                                                ----------

   The accompanying notes are an integral part of the financial statements. -------------------------------------------------------------------------------4

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997
(Showing Percentage of Total Value of Investments)


                                                 Maturity              Value
                                                   Amount             (Note 1)
                                                   ------             ---------
SHORT-TERM INVESTMENTS (CONTINUED)
REPURCHASE AGREEMENTS - 2.9%
HSBC Securities, Inc., 5.50%, dated
06/30/97, due 07/01/97, collateralized
by $3,246,000 U.S. Treasury Bond, 8.13%
due 05/15/21                                     $ 3,659,459     $    3,658,900
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,366,733)                                                   5,366,733
                                                                 --------------

TOTAL INVESTMENTS - 100%
  (Cost $125,325,730)                                            $  124,854,001
                                                                 --------------
                                                                 --------------

* Floating or variable rate security - rate disclosed as of June 30, 1997. Maturity date represents the next interest reset date.

** Security exempt from registration under Rule 144A of the Securities
   Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, this security amounted to a value of $2,364,960 or 1.9% of net assets.

***Security is valued at fair value. See Note 1.

INCOME TAX INFORMATION:

At June 30, 1997, the net unrealized depreciation based on cost for income tax purposes of $125,325,730 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                $ 599,713

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                              (1,071,442)
                                                                 --------------

Net unrealized depreciation                                     $     (471,729)
                                                                 --------------
                                                                 --------------

As of June 30, 1997, the Bond Portfolio had a capital loss carryover of approximately $660,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2003.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1997 aggregated $75,665,528 and $64,041,261, respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the year ended June 30, 1997 aggregated $17,689,520 and $45,512,058, respectively.

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997
(Showing Percentage of Total Value of Investments)

Due                                       Bond Rating   Principal       Value
Date               Coupon                   Moody/S&P      Amount      (Note 1)
----               ------                   ---------      ------      ---------

GENERAL OBLIGATION BONDS - 50.0%
Grundy County, Tennessee
05/01/06            5.350%, FGIC             Aaa/AAA    $ 300,000     $ 311,067
Hamilton County, Tennessee
09/01/05            5.000%                    Aa2/NR      300,000       305,619
Johnson City, Tennessee
06/01/12            5.900%, FSA              Aaa/AAA      245,000       253,678
05/01/14            5.500%, FGIC             Aaa/AAA      750,000       760,148
Knox County, Tennessee
02/01/12            5.000%                    Aa3/AA      750,000       723,615
Knoxville, Tennessee
Refunding & Improvements
05/01/08            5.300%, MBIA             Aaa/AAA      350,000       358,656
Memphis, Tennessee
08/01/06            5.200%                     Aa/AA      500,000       514,660
Metropolitan Nashville, Tennessee
05/15/05            5.000%                     Aa/AA      350,000       355,443
01/01/13            5.200%, FGIC             Aaa/AAA      500,000       493,720
07/01/13            5.125%                    Aa3/AA      500,000       487,740
Oak Ridge, Tennessee
07/01/10            5.550%                     Aa/A+      500,000       511,635
Putnam County, Tennessee
04/01/07            5.100%, MBIA             Aaa/AAA    1,000,000     1,015,270
Rutherford County, Tennessee
04/01/09            5.250%                    Aa/AA-      500,000       507,315
Sevier County, Tennessee
04/01/12            5.600%, FGIC             Aaa/AAA      400,000       405,848
Shelby County, Tennessee
04/01/10            5.500%                   Aa2/AA+      750,000       772,283
State of Tennessee
03/01/07            5.400%                   Aaa/AA+      240,000       252,570
05/01/14            5.350%                   Aaa/AA+      750,000       757,583
Tipton County, Tennessee
04/01/12            5.250%, AMBAC             Aaa/NR      500,000       505,280
Weakley County, Tennessee
05/01/09            5.000%, FGIC             Aaa/AAA      350,000       348,432
Wilson County, Tennessee
06/01/13            5.500%, FGIC             Aaa/AAA      500,000       502,109
                                                                    -----------
TOTAL GENERAL OBLIGATION BONDS
  (Cost $10,015,690)                                                 10,142,671
                                                                    -----------

REVENUE BONDS - 47.6%
HOSPITAL - 8.4%
Bristol County, Tennessee
Health & Education Facilities
09/01/13            5.125%, FGIC             Aaa/AAA      500,000       489,205
Knox County, Tennessee
Health & Education
(Ft. Sanders Hospital)
01/01/11            5.750%, MBIA             Aaa/AAA      300,000       308,523
Madison County, Tennessee
(Jackson Hospital)
04/01/10            5.500%, AMBAC            Aaa/AAA      400,000       408,132
Shelby County, Tennessee
Health & Education
08/01/12            5.500%, FGIC             Aaa/AAA      500,000       505,760
                                                                    -----------

TOTAL HOSPITAL                                                        1,711,620
                                                                    -----------


    The accompanying notes are an integral part of the financial statements. 5-------------------------------------------------------------------------------

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997
(Showing Percentage of Total Value of Investments)

Due                             Bond Rating        Principal               Value
Date           Coupon             Moody/S&P           Amount            (Note 1)
----           ------             ---------           ------            --------

REVENUE BONDS (CONTINUED)
HOUSING - 3.8%
Tennessee Housing
Development Authority
01/01/11   5.800%                    Aa2/AA        $ 400,000           $ 411,136
07/01/13   5.800%                    Aa2/AA          350,000             355,142
                                                                     -----------

TOTAL HOUSING                                                            766,278
                                                                     -----------
STATE AUTHORITY - 3.8%
Tennessee State Local
Development Authority
03/01/11   5.750%                     A/AA-          250,000             252,135
Tennessee State School
Board Authority
05/01/11   5.500%                     A1/AA          500,000             509,550
                                                                     -----------

TOTAL STATE AUTHORITY                                                    761,685
                                                                     -----------
UTILITY - 31.6%
Clarksville, Tennessee
Water, Sewer & Gas
02/01/10   5.300%, MBIA              Aaa/NR          900,000             914,769
Collierville, Tennessee
Water & Sewer
11/01/10   5.300%, MBIA             Aaa/AAA          475,000             478,791
Harpeth Valley, Tennessee
Utility District
09/01/11   5.500%                      A1/A          650,000             661,928
Knox County, Tennessee
1ST Utility District
12/01/14   5.500%, MBIA             Aaa/AAA          750,000             758,715
Knoxville, Tennessee
Electric
07/01/12   5.700%                    Aa3/AA          500,000             510,685
Knoxville, Tennessee
Gas
03/01/14   5.350%                    Aa3/AA          760,000             760,000
La Follette, Tennessee
Electrical Systems
06/01/11   5.800%, AMBAC            Aaa/AAA          430,000             449,775
La Vergne, Tennessee
Water & Sewer
03/01/14   5.400%                     A1/NR          500,000             504,460
Lawrenceburg, Tennessee
Electric
07/01/06   5.200%, MBIA             Aaa/AAA          345,000             355,501
Sevier County, Tennessee
Utility District
05/01/11   5.400%, AMBAC             Aaa/NR        1,000,000           1,013,630
                                                                     -----------

TOTAL UTILITY                                                          6,408,254
                                                                     -----------
TOTAL REVENUE BONDS
  (COST $9,505,064)                                                    9,647,837
                                                                     -----------


                                                                           Value
                                                      Shares            (Note 1)
                                                      ------            --------

MUTUAL FUNDS - 2.4%
Federated Tennessee Municipal Cash Trust             480,700           $ 480,700
  (Cost $480,700)                                                   ------------

TOTAL INVESTMENTS - 100%
  (Cost $20,001,454)                                                $ 20,271,208
                                                                     -----------
                                                                     -----------

The Portfolio had the following insurance concentration greater that 10% at June 30, 1997 (as a percentage of net assets):

MBIA       20.3%
FGIC       18.5%
AMBAC      11.5%

INCOME TAX INFORMATION:

At June 30, 1997, the net unrealized depreciation based on cost for income tax purposes of $20,001,454 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                         $ 287,702

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                        (17,948)
                                                                    -----------

Net unrealized appreciation                                           $ 269,754
                                                                    -----------
                                                                    -----------

As of June 30, 1997, the Tennessee Tax-Free Portfolio had a capital loss carryover of approximately $29,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005.

The Tennessee Tax-Free Portfolio intends to elect to defer to its fiscal year ending June 30, 1998 $6,980 of losses recognized during the period November 1, 1996 to June 30, 1997.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1997 aggregated $27,302,839 and $15,714,736, respectively.

UNAUDITED INCOME TAX INFORMATION:

Tennessee Tax-Free Portfolio had designated all dividends paid during the year as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.

RATINGS:

The Moody's and S&P ratings are believed to be the most recent ratings at 6/30/97. Ratings are not covered by the Report of Independent Auditors.


    The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------------6

U.S. TREASURY MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997
(Showing Percentage of Total Value of Investments)

Due          Discount Rate or                     Principal               Value
Date         Coupon Rate                             Amount             (Note 1)
----         -----------                             ------             --------

U.S. TREASURY OBLIGATIONS - 57.9%
U.S. TREASURY NOTES
07/31/97   5.88%                                $ 18,000,000       $ 18,007,936
08/15/97   6.50%                                   4,428,000          4,433,479
08/31/97   6.00%                                   1,000,000          1,000,737
09/30/97   5.75%                                   4,500,000          4,502,555
10/31/97   5.63%                                   1,000,000            999,553
11/30/97   5.38%                                   6,000,000          5,991,576
11/30/97   6.00%                                   1,500,000          1,502,892
02/28/98   5.13%                                   2,000,000          1,991,285

U.S. TREASURY BILLS
08/21/97   5.08%                                     320,000            317,698
                                                                    -----------

TOTAL U.S. TREASURY OBLIGATIONS                                      38,747,711
                                                                    -----------
                                                  Maturity
                                                    Amount
                                                    ------
REPURCHASE AGREEMENTS - 42.1%
HSBC Securities Inc., 5.65%, dated
06/30/97, due 07/01/97, collateralized
by $9,295,000 U.S. Treasury Bond,
10.38%, due 11/15/12                              11,619,823         11,618,000

Donaldson, Lufkin & Jenrette Securities
Corp., 5.90%, dated 06/30/97, due
07/01/97, collateralized by $6,243,000
U.S. Treasury Note, 8.25% due
07/15/98                                           6,501,065          6,500,000

Donaldson, Lufkin & Jenrette Securities
Corp., 5.50%, dated 06/04/97, due
08/04/97, collateralized by $9,960,000
U.S. Treasury Note, 6.25%, due
07/31/98                                          10,093,194         10,000,000
                                                                    -----------

TOTAL REPURCHASE AGREEMENTS                                          28,118,000
                                                                    -----------

TOTAL INVESTMENTS - 100%                                           $ 66,865,711
                                                                    -----------
                                                                    -----------
INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $66,865,711

As of June 30, 1997, the U.S. Treasury Money Market Portfolio had a capital loss carryover of approximately $10,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005.

The U.S. Treasury Money Market Portfolio intends to elect to defer to its fiscal year ending June 30, 1998 $5,179 of losses recognized during the period November 1, 1996 to June 30, 1997.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997
(Showing Percentage of Total Value of Investments)

Due          Discount Rate or                    Principal               Value
Date         Coupon Rate                            Amount             (Note 1)
----         -----------                            ------             --------

U.S. TREASURY OBLIGATIONS - 18.4%
U.S TREASURY NOTES
08/15/97   6.50%                                 $ 4,000,000        $ 4,005,193
08/31/97   6.00%                                   4,000,000          4,002,927
09/30/97   5.75%                                   2,000,000          2,001,232
10/15/97   8.75%                                   1,000,000          1,008,990
10/31/97   5.63%                                   1,000,000          1,000,463
10/31/97   5.75%                                   1,000,000          1,000,920
11/30/97   6.00%                                   2,500,000          2,504,919
01/31/98   5.00%                                   2,000,000          1,991,606

U.S. TREASURY BILLS
08/21/97   5.08%                                     435,000            431,867
                                                                    -----------

TOTAL U.S. TREASURY OBLIGATIONS                                      17,948,117
                                                                    -----------

U.S. GOVERNMENT OBLIGATIONS - 73.3%
Federal Home Loan Bank
07/17/97   5.96%                                   2,000,000          2,000,140
07/24/97   5.51%*                                  5,000,000          4,998,988
08/08/97   5.21%                                   2,000,000          1,989,000
11/21/97   5.48%                                     810,000            792,368
Federal Home Loan Mortgage Corp.
08/05/97   5.53%                                   2,000,000          1,989,247
09/12/97   5.47%                                   2,022,000          1,999,572
09/30/97   5.58%                                   2,000,000          1,971,790
Federal National Mortgage Association
07/01/97   5.25%*                                  5,000,000          5,000,000
07/01/97   5.54%*                                 15,000,000         14,996,292
07/03/97   5.34%*                                  5,000,000          4,998,553
07/07/97   5.27%*                                  5,000,000          4,999,596
07/18/97   5.49%                                   3,470,000          3,461,004
08/04/97   5.45%                                   1,795,000          1,785,761
08/18/97   5.17%                                     460,000            456,829
10/17/97   5.55%                                   2,000,000          1,966,700
11/24/97   5.49%                                   2,160,000          2,111,908
11/26/97   5.44%                                   2,550,000          2,492,971
06/18/98   5.84%                                   1,000,000            999,687
Student Loan Marketing Association
07/01/97   5.42%*                                 12,650,000         12,648,877
                                                                    -----------

TOTAL U.S. GOVERNMENT OBLIGATIONS                                    71,659,283
                                                                    -----------
                                                   Maturity
                                                    Amount
                                                    ------
REPURCHASE AGREEMENTS - 8.3%
HSBC Securities Inc., 5.65%, dated
06/30/97, due 07/01/97, collateralized
by $3,979,000 U.S. Treasury Bond, 7.25%,
due 05/15/16                                       4,081,640          4,081,000

Donaldson, Lufkin & Jenrette Securities
Corp., 5.90%, dated 06/30/97, due
07/01/97, collateralized by $4,085,000
U.S. Treasury Note, 6.50%, due
04/30/99                                           4,081,669          4,081,000
                                                                   ------------

TOTAL REPURCHASE AGREEMENTS                                           8,162,000
                                                                   ------------

TOTAL INVESTMENTS - 100%                                           $ 97,769,400
                                                                   ------------
                                                                   ------------


    The accompanying notes are an integral part of the financial statements.


7-------------------------------------------------------------------------------

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997



*Floating or variable rate security - rate disclosed as of June 30, 1997.
  Maturity date represents the next interest reset date.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $97,769,400

As of June 30, 1997, the U.S. Government Money Market Portfolio had a capital loss carryover of approximately $7,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005.

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997
(Showing Percentage of Total Value of Investments)

Due        Discount Rate or                      Principal               Value
Date       Coupon Rate                              Amount             (Note 1)
----       -----------                              ------             --------

MUNICIPAL BONDS & NOTES - 100.0%
ALABAMA - 5.1%
Alabama Housing Finance Authority
Rime Ridge Project
07/07/97   4.20%*                                $ 3,000,000        $ 3,000,000
                                                                    -----------
DISTRICT OF COLUMBIA - 4.1%
District of Columbia General Obligation
07/01/97   4.30%*                                  2,400,000          2,400,000
                                                                    -----------
GEORGIA - 11.1%
Cobb County Housing Authority
Post Bridge Project
07/07/97   4.15%*                                  1,450,000          1,450,000
Georgia, Municipal Gas Authority
07/07/97   4.05%*                                  2,100,000          2,100,000
Smyrna Housing Authority
Post Valley Project
07/07/97   4.15%*                                  3,000,000          3,000,000
                                                                    -----------

                                                                      6,550,000
                                                                    -----------
ILLINOIS - 5.9%
Illinois Development Authority
Amoco Oil
07/01/97   4.00%*                                  1,500,000          1,500,000
Illinois Health Facilities Authority
(Streeterville Corp.)
07/07/97   4.15%*                                  2,000,000          2,000,000
                                                                    -----------

                                                                      3,500,000
                                                                    -----------
INDIANA - 0.5 %
City of Rockport PCR Michigan Power
07/07/97   4.15%*                                    300,000            300,000
                                                                    -----------
LOUISIANA - 2.4%
St James Parish PCR Texaco
07/23/97   3.90%                                   1,400,000          1,400,000
                                                                    -----------

MASSACHUSETTS - 1.2%
Mass. Industrial Finance Agency
New England Power
07/29/97   3.80%                                     700,000            700,000
                                                                    -----------
MICHIGAN - 7.6%
Michigan State Building Authority
09/04/97   3.80%                                   1,500,000          1,500,000
Michigan State Hospital Finance
Authority St. Mary's Hospital
07/07/97   4.15%*                                  1,300,000          1,300,000
Michigan Strategic Fund Consumers
Power Co.
07/01/97   4.05%*                                  1,700,000          1,700,000
                                                                    -----------
                                                                      4,500,000
                                                                    -----------
MISSOURI - 4.6 %
Missouri State Health & Education
Facilities (Washington University)
07/07/97   4.15%*                                  2,700,000          2,700,000
                                                                    -----------


    The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------------8

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997
(Showing Percentage of Total Value of Investments)

Due        Discount Rate or                      Principal               Value
Date       Coupon Rate                              Amount             (Note 1)
----       -----------                              ------             --------

MUNICIPAL BONDS & NOTES (CONTINUED)
NEW YORK - 4.3%
New York City Series F-7
General Obligation
07/07/97   4.10%*                                  $ 300,000          $ 300,000
New York State Local Government
Assistance, Series 1994 B
07/07/97   4.25%*                                    500,000            500,000
New York State Local Government
Assistance
07/07/97   4.05%*                                  1,700,000          1,700,000
                                                                    -----------

                                                                      2,500,000
                                                                    -----------
NORTH CAROLINA - 0.3%
Raleigh Durham Airport Authority
07/01/97   4.10%*                                    200,000            200,000
                                                                    -----------

OHIO - 8.8%
Berea Bond Anticipation Notes
07/10/97   4.09%                                     765,000            765,024
Hamilton Bond Anticipation Notes
06/12/98   4.25%                                   1,000,000          1,003,185
Medina County Housing
(Oaks at Medina)
07/07/97   4.20%*                                  2,400,000          2,400,000
Toledo Bond Anticipation Notes
10/15/97   4.50%                                   1,000,000          1,001,704
                                                                    -----------

                                                                      5,169,913
                                                                    -----------
OREGON - 3.4%
Forsyth Portland Electric Co.
07/07/97   4.15%*                                  2,000,000          2,000,000
                                                                    -----------

PENNSYLVANIA - 4.8%
Emmaus General Authority,
Series B-12
07/07/97   4.30%*                                  1,600,000          1,600,000
Emmaus General Authority,
Series H-6
07/07/97   4.30%*                                  1,200,000          1,200,000
                                                                    -----------

                                                                      2,800,000
                                                                    -----------
TENNESSEE - 21.2%
Chattanooga Health and Education
(Baylor)
07/07/97   4.20%*                                  3,000,000          3,000,000
Knox County IDB
Professional Plaza
07/15/97   3.85%*                                    250,000            250,000
Knox County IDB
Weisgarber Partner
07/15/97   3.85%*                                  1,400,000          1,400,000
Memphis General Obligation
07/07/97   4.15%*                                    700,000            700,000
Metropolitan Government Nashville
Baptist Hospital
08/22/97   3.85%                                   2,500,000          2,500,000
Metropolitan Government Nashville
DeDe Wallace Health
07/07/97   4.20%*                                  1,900,000          1,900,000


Due        Discount Rate or                      Principal               Value
Date       Coupon Rate                              Amount             (Note 1)
----       -----------                              ------             --------

MUNICIPAL BONDS & NOTES (CONTINUED)
TENNESSEE (CONTINUED)
Metropolitan Nashville Airport
07/02/97   4.20%*                                  $ 800,000          $ 800,000
Shelby County Health & Education
08/01/97   4.05%                                   1,930,000          1,930,000
                                                                    -----------
                                                                     12,480,000
                                                                    -----------
TEXAS - 11.3%
Bexar County Health Facilities
Development
07/07/97   4.13%*                                    960,000            960,000
City of Houston General Obligation
07/07/97   3.80%                                   1,000,000          1,000,000
Harris County General Obligation
09/26/97   3.80%                                   1,000,000          1,000,000
Lower Colorado River Authority
09/02/97   3.70%                                   3,700,000          3,700,000
                                                                    -----------
                                                                      6,660,000
                                                                    -----------
WASHINGTON - 3.4%
Washington Public Power Supply
07/07/97   4.05%*                                  2,000,000          2,000,000
                                                                    -----------

TOTAL MUNICIPAL BONDS & NOTES                                        58,859,913
                                                                    -----------

TOTAL INVESTMENTS - 100%                                           $ 58,859,913
                                                                    -----------
                                                                    -----------

*Floating or variable rate security - rate disclosed as of June 30, 1997.
 Maturity date represents the next interest rate reset.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $58,859,913

As of June 30, 1997, Municipal Money Market Portfolio had a capital loss carryover of approximately $3,000 available to offset capital gains to the extent provided in the regulations, which will expire on June 30, 2002.

The Municipal Money Market Portfolio intends to elect to defer to its fiscal year ending June 30, 1998, $1,475 of losses recognized during the period November 1, 1996 to June 30, 1997.

UNAUDITED INCOME TAX INFORMATION:

Municipal Money Market Portfolio had designated all dividends paid during the year as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.


    The accompanying notes are an integral part of the financial statements.


9-------------------------------------------------------------------------------

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997
(Showing Percentage of Total Value of Investments)

Due                Discount Rate or               Principal               Value
Date               Coupon Rate                       Amount             (Note 1)
----               -----------                       ------             --------

CERTIFICATE OF DEPOSIT - 4.0%
Wilmington Trust Co.
10/20/97           5.92%                        $ 2,000,000         $ 2,000,000
                                                                    -----------

CORPORATE NOTES - 8.0%
SECURITY BROKER/DEALERS
Associates Corporation of North America
07/01/97           5.57%*                         2,000,000           1,999,031
Bear Stearns Co.
08/06/97           5.79%*                         2,000,000           2,000,000
                                                                    -----------

TOTAL SECURITY BROKER/DEALERS                                         3,999,031
                                                                    -----------

TOTAL CORPORATE NOTES                                                 3,999,031
                                                                    -----------

COMMERCIAL PAPER - 76.9%
AGRICULTURAL SERVICES - 4.0%
Golden Peanut Co.
07/10/97           5.37%                          2,000,000           1,997,314
                                                                    -----------

ASSET-BACKED SECURITIES - 7.5%
Corporate Asset Funding, Inc.
01/12/98           5.70%                          2,000,000           1,938,250
SMM Trust 1997-L, 144A**
07/29/97           5.69%*                         1,800,000           1,800,000
                                                                    -----------

TOTAL ASSET-BACKED SECURITIES                                         3,738,250
                                                                    -----------

AUTOMOTIVE - 4.1%
Daimler Benz Corp.
07/07/97           5.38%                            900,000             899,193
11/03/97           5.65%                          1,165,000           1,142,145
                                                                    -----------

TOTAL AUTOMOTIVE                                                      2,041,338
                                                                    -----------

AUTOMOTIVE LEASING SERVICES - 4.0%
PHH Corp.
08/22/97           5.63%                          2,000,000           1,983,736
                                                                    -----------

BANKS - 13.4%
Bank of America, N.A.
07/01/97           5.55%*                         2,000,000           1,998,450
Corestates Bank, NA
07/30/97           5.66%*                         2,000,000           2,000,000
JP Morgan & Co., Inc.
08/05/97           5.40%                            700,000             696,325
National City Corp.
08/02/97           5.62%                          2,000,000           1,984,389
                                                                    -----------

TOTAL BANKS                                                           6,679,164
                                                                    -----------

BUSINESS CREDIT INSTITUTIONS - 3.0%
Penney Funding Corp.
09/08/97           5.60%                          1,500,000           1,483,900
                                                                    -----------

PIPELINES - 1.2%
Colonial Pipeline Co.
08/18/97           5.30%                            600,000             595,760
                                                                    -----------

NATURAL GAS DISTRIBUTION - 0.8%
Southern California Gas
08/11/97           5.70%                            401,000             398,397
                                                                    -----------

Due                Discount Rate or               Principal              Value
Date               Coupon Rate                       Amount            (Note 1)
----               -----------                       ------            --------

PERSONAL CREDIT INSTITUTIONS - 12.9%
American General Finance Corp.
07/07/97           5.63%                        $ 2,000,000         $ 1,998,124
General Motor Acceptance Corp.
11/17/97           5.75%                          2,000,000           1,955,597
Household Finance, Inc.
07/17/97           5.64%                          2,500,000           2,493,734
                                                                    -----------

TOTAL PERSONAL CREDIT INSTITUTIONS                                    6,447,455
                                                                    -----------

PETROLEUM REFINING - 4.0%
Koch Industries
07/01/97           6.15%                         2,000,000            2,000,000
                                                                    -----------

PHARMACEUTICALS - 1.9%
Bayer Corporation
07/08/97           5.65%                            970,000             968,935
                                                                    -----------

PUBLISHING - 1.4%
McGraw-Hill Inc.
08/05/97           5.70%                            680,000             676,231
                                                                    -----------

SECURITY BROKER/DEALERS - 16.9%
Credit Suisse First Boston
09/10/97           5.44%                          2,000,000           1,978,542
Goldman Sachs & Co.
11/04/97           5.65%                          2,000,000           1,960,450
Morgan Stanley Group
07/07/97           5.65%*                         2,500,000           2,500,000
Nomura Holdings America, Inc.
07/21/97           5.70%                          2,000,000           1,993,667
                                                                    -----------

TOTAL SECURITY BROKER/DEALERS                                         8,432,659
                                                                    -----------

TELEPHONE COMMUNICATIONS - 1.8%
BellSouth Funding Corp.
09/18/97           5.57%                            910,000             898,876
                                                                    -----------

TOTAL COMMERCIAL PAPER                                               38,342,015
                                                                    -----------
                                                   Maturity
                                                     Amount
                                                     ------
REPURCHASE AGREEMENT - 11.1%
Donaldson, Lufkin & Jenrette Securities
Corp., 5.90%, dated 06/30/97, due
07/01/97, collateralized by $5,620,000
U.S. Treasury Bill, 6.00% due 12/31/97            5,522,905           5,522,000
                                                                    -----------

TOTAL INVESTMENTS - 100%                                            $49,863,046
                                                                    -----------
                                                                    -----------

*Floating or variable rate security - rate disclosed as of June 30, 1997.
 Maturity date represents the next interest rate reset.

**Security exempt from registration under Rule 144A of the Securities
  Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, this security amounted to a value of $1,800,000 or 3.6% of net assets.

INCOME TAX INFORMATION:

Total cost for income tax purposes - $49,863,046
The accompanying notes are an integral part of the financial statements. -----------------------------------------------------------------------------10

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

                                                GROWTH & INCOME             BOND                 TENNESSEE TAX-FREE
                                                   PORTFOLIO              PORTFOLIO                   PORTFOLIO
                                                -------------------------------------------------------------------
ASSETS:

Investments, at value (cost-see below)(Note 1)  $ 286,451,497           $124,854,001                $20,271,208
Cash                                                       30                     78                          0
Receivable for portfolio shares sold                1,605,146                 54,539                     91,400
Dividends receivable                                  227,460                      0                          0
Interest receivable                                    28,042              1,887,136                    317,368
Due from administrator                                      0                      0                     18,870
Other assets                                            9,038                  6,970                        278
                                                -------------------------------------------------------------------
       Total assets                               288,321,213            126,802,724                 20,699,124
                                                -------------------------------------------------------------------
LIABILITIES:

Payable for portfolio shares redeemed                 137,755                 48,000                          0
Accrued advisory fee                                  118,609                 15,065                          0
Accrued administration fee                             33,100                 15,916                          0
Accrued co-administration fee                          11,597                  5,443                        745
Dividends payable                                       9,689                 83,377                     45,689
Accrued distribution fee                               36,428                  1,663                      2,176
Accrued shareholder servicing fee                      15,543                    703                          0
Other payables and accrued expenses                   130,683                 53,856                     23,833
                                                -------------------------------------------------------------------
       Total liabilities                              493,404                224,023                     72,443
                                                -------------------------------------------------------------------
NET ASSETS                                      $ 287,827,809           $ 126,578,701               $ 20,626,681
                                                -------------------------------------------------------------------
                                                -------------------------------------------------------------------

NET ASSETS CONSIST OF:

Paid in capital                                 $ 197,700,631           $ 127,761,311               $ 20,392,453
(Over)Undistributed net investment income                   0                 (49,220)                       748
Accumulated net realized gain (loss) on
   investments                                      9,818,576                (661,661)                   (36,274)
Net unrealized appreciation (depreciation)
   in value of investments                         80,308,602                (471,729)                   269,754
                                                -------------------------------------------------------------------
NET ASSETS                                      $ 287,827,809           $ 126,578,701               $ 20,626,681
                                                -------------------------------------------------------------------
                                                -------------------------------------------------------------------

COST OF INVESTMENTS                             $ 206,142,895           $ 125,325,730               $ 20,001,454
                                                -------------------------------------------------------------------
                                                -------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Net Assets
   Class I                                      $ 221,136,180           $ 123,184,438               $  8,935,496
   Class II                                     $  16,513,769           $     841,204               $  5,941,064
   Class III                                    $  50,177,860           $   2,553,059               $  5,750,121
                                                -------------------------------------------------------------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                         12,983,222              12,520,930                    894,654
   Class II                                           968,266                  85,720                    593,365
   Class III                                        2,953,667                 260,042                    574,972
                                                -------------------------------------------------------------------
Net Asset Value and redemption price per
  share
   Class I                                             $17.03                   $9.84                     $ 9.99
   Class II                                            $17.05                   $9.81                     $10.01
   Class III                                           $16.99                   $9.82                     $10.00
                                                -------------------------------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                           $17.03                 $  9.84                     $ 9.99
   Class II (net asset value plus maximum
      sales charge of 5.75%, 3.75% and 3.75%
      of offering price, respectively)                 $18.09                  $10.19                     $10.40
   Class III (no sales charge)                         $16.99                  $ 9.82                     $10.00
                                                -------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements. 11------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

                                             U.S. TREASURY      U.S. GOVERNMENT      MUNICIPAL            CASH
                                            MONEY MARKET         MONEY MARKET       MONEY MARKET         RESERVE
                                              PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                            ------------------------------------------------------------------------
ASSETS:
Investments, at value (1)(Note 1)           $ 66,865,711        $ 97,769,400        $ 58,859,913        $ 49,863,046
Cash                                                   0              44,710                   0              19,158
Interest receivable                              757,152             691,712             266,171              73,017
Other assets                                       4,379               3,327               5,399               1,718
                                            ------------------------------------------------------------------------
     Total assets                             67,627,242          98,509,149          59,131,483          49,956,939
                                            ------------------------------------------------------------------------

LIABILITIES:
Dividends payable                                258,154             410,338             138,071              70,482
Accrued management fee                             4,746               8,255               4,856               4,018
Accrued administration fee                         4,024               6,183               3,630               3,009
Accrued co-administration fee                      1,367               2,108               1,374               1,011
Accrued distribution fee                          15,759               2,976               3,830               7,514
Other payables and accrued expenses               67,784              51,967             105,159              38,141
                                            ------------------------------------------------------------------------
     Total liabilities                           351,834             481,827             256,920             124,175
                                            ------------------------------------------------------------------------
NET ASSETS                                  $ 67,275,408        $ 98,027,322        $ 58,874,563         $ 49,832,764
                                            -------------------------------------------------------------------------
                                            -------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                             $ 67,287,503        $ 98,034,708        $ 58,879,051         $ 49,832,680
Undistributed net investment income                    0                 330                   0                   22
Accumulated net realized gain (loss) on
     investments                                 (12,095)             (7,716)             (4,488)                  62
                                            -------------------------------------------------------------------------

NET ASSETS                                  $ 67,275,408        $ 98,027,322        $ 58,874,563         $ 49,832,764
                                            -------------------------------------------------------------------------
                                            -------------------------------------------------------------------------

NET ASSET VALUE, offering price and
     redemption price per share (2)                $1.00               $1.00               $1.00                $1.00
                                            -------------------------------------------------------------------------
                                            -------------------------------------------------------------------------

(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios in the amounts of $28,118,000, $8,162,000, $0 and $5,522,000 respectively.

(2)                                                               Shares Outstanding
                                              Net            $.001 par value, unlimited
                                             Assets               shares authorized)
                                             ------               -----------------
   U.S. Treasury Money Market
    Class I                              $  6,140,644                 6,152,126
    Class III                              61,134,764                61,135,377
   U.S. Government Money Market
    Class I                                94,540,958                94,548,461
    Class III                               3,486,364                 3,486,247
   Municipal Money Market
    Class I                                45,988,119                45,992,546
    Class III                              12,886,444                12,886,505
   Cash Reserve
    Class I                                14,241,230                14,241,280
    Class III                              35,591,534                35,591,400


The accompanying notes are an integral part of the financial statements. -----------------------------------------------------------------------------12

STATEMENT OF OPERATIONS
For the Year Ended June 30, 1997

                                                 GROWTH & INCOME            BOND               TENNESSEE TAX-FREE
                                                    PORTFOLIO             PORTFOLIO                PORTFOLIO
                                                 -----------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                        $  3,549,904             $        0               $       0
Interest                                            1,184,381              8,012,928                 676,407
                                                 -----------------------------------------------------------------
       Total investment income                      4,734,285              8,012,928                 676,407
                                                 -----------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                             1,520,039                658,049                  65,349
Administration fee (Note 4)                           350,778                179,468                  19,605
Co-administration fee (Note 4)                        116,926                 59,823                   6,535
Fund accounting/Transfer agent fee:
   Class I                                            107,513                 75,225                  13,517
   Class II                                             8,476                    825                   5,935
   Class III                                           66,637                  4,892                   4,571
Blue Sky fee:
   Class I                                              3,246                  2,043                   1,201
   Class II                                               237                    343                   1,201
   Class III                                            3,193                  1,030                   1,201
Distribution fee:
   Class III                                          314,518                 21,842                  18,797
Shareholder servicing fee:
   Class II                                            17,386                  1,260                       0
   Class III                                          104,839                  7,281                       0
Custodian fee                                          56,839                 30,951                   5,119
Trustees fee                                           18,563                  9,924                     930
Registration fee                                       10,876                      0                   2,400
Audit                                                  19,374                 15,522                  19,052
Legal                                                   9,676                  2,787                     480
Reports to Shareholders                                21,032                 13,068                     466
Miscellaneous                                          37,478                 20,526                   2,578
                                                 -----------------------------------------------------------------
   Total expenses before waiver                     2,787,626              1,104,859                 168,937
Waiver of expenses (Note 5)                          (350,778)              (478,581)                (95,481)
Fees reimbursed by administrator                            0                      0                 (57,769)
                                                 -----------------------------------------------------------------
   Total expenses                                   2,436,848                626,278                  15,687
Custodian fees paid indirectly                         (1,335)                (3,983)                   (702)
                                                 -----------------------------------------------------------------
   Net expenses                                     2,435,513                622,295                  14,985
                                                 -----------------------------------------------------------------
NET INVESTMENT INCOME                               2,298,772              7,390,633                 661,422
                                                 -----------------------------------------------------------------

Net realized gain(loss) on investments             14,550,673                289,070                 (28,586)
Change in net unrealized appreciation/
   depreciation                                    43,526,139              1,087,850                 422,965
                                                 -----------------------------------------------------------------
Net gain on investments                            58,076,812              1,376,920                 394,379
                                                 -----------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS       $ 60,375,584            $ 8,767,553             $ 1,055,801
                                                 -----------------------------------------------------------------
                                                 -----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statement. 13------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended June 30, 1997

                                            U.S. TREASURY      U.S. GOVERNMENT      MUNICIPAL
                                            MONEY MARKET        MONEY MARKET       MONEY MARKET        CASH RESERVE
                                             PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
                                           --------------------------------------------------------------------------
INTEREST INCOME                             $ 4,448,708         $ 5,194,535         $ 2,820,920         $ 2,705,888
                                            -------------------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                         206,512             237,756             196,108             122,479
Administration fee (Note 4)                      61,953              71,327              58,833              36,744
Co-administration fee (Note 4)                   41,302              47,551              39,222              24,496
Fund accounting/Transfer agent fee
   Class I                                       32,468              44,579              41,486              13,561
   Class III                                      8,838                 880               3,094              22,904
Blue sky fee:
   Class I                                        4,978               5,323               5,149               2,679
   Class III                                      1,185                 682               1,103               2,493
Distribution fee:
   Class III                                     42,470               3,636              12,924              77,234
Custodian fee                                    42,079              35,323              19,859              23,173
Trustees fee                                      7,154               8,009               6,541               4,216
Amortization of organization costs                4,420               6,468               3,873                   0
Audit                                            20,073              24,849              15,907              10,971
Legal                                             4,362               3,122               1,437               2,501
Reports to shareholders                           8,477               9,213               5,515               4,436
Miscellaneous                                    11,343               9,148              15,137               8,649
                                            -------------------------------------------------------------------------
   Total expenses before waiver                 497,614             507,866             426,188             356,536
Waiver of expenses (Note 5)                    (144,558)           (166,429)           (137,276)            (85,736)
                                            -------------------------------------------------------------------------
   Total expenses                               353,056             341,437             288,912             270,800
Custodian fees paid indirectly                   (2,643)             (4,015)             (2,535)             (1,678)
                                            -------------------------------------------------------------------------
   Net expenses                                 350,413             337,422             286,377             269,122
                                            -------------------------------------------------------------------------

NET INVESTMENT INCOME                         4,098,295           4,857,113           2,534,543           2,436,766
                                            -------------------------------------------------------------------------

Net realized loss on investments                 (8,150)             (5,138)             (1,475)                  0
                                            -------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS  $ 4,090,145         $ 4,851,975         $ 2,533,068         $ 2,436,766
                                            -------------------------------------------------------------------------
                                            -------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements. ------------------------------------------------------------------------------14

STATEMENT OF CHANGES IN NET ASSETS

                                             GROWTH & INCOME                     BOND                   TENNESSEE TAX-FREE
                                                PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                                     -----------------------------------------------------------------------------------------------
                                                                                                                       For the
                                                                                                   For the Year      Period From
                                       For the Year Ended June 30,    For the Year Ended June 30,  Ended June 30,  December 15, 1995
                                           1997          1996            1997          1996             1997        to June 30, 1996
                                     -----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income            $  2,298,772   $  1,980,877   $  7,390,633     $ 6,115,145     $  661,422      $   109,242
    Net realized gain (loss) on
      investments                      14,550,673     13,237,842        289,070         423,779        (28,586)          (7,688)
    Change in net unrealized
      appreciation/depreciation        43,526,139     19,574,675      1,087,850      (2,870,969)       422,965         (153,211)
                                     -----------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from operations       60,375,584     34,793,394      8,767,553       3,667,955      1,055,801          (51,657)
                                     -----------------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
    Class I                            (2,145,885)    (1,889,477)    (7,213,796)     (5,960,426)      (364,252)         (79,345)
    Class II                              (48,979)        (3,654)       (30,004)           (818)      (173,237)         (14,474)
    Class III                            (103,908)      (136,801)      (146,985)       (154,608)      (123,185)         (15,423)
From net realized gain:
    Class I                            (9,969,819)    (6,655,167)             0               0              0                0
    Class II                             (309,364)          (250)             0               0              0                0
    Class III                          (2,220,318)    (1,542,598)             0               0              0                0
                                     -----------------------------------------------------------------------------------------------
Net decrease in net assets
    from distributions                (14,798,273)   (10,227,947)    (7,390,785)     (6,115,852)      (660,674)        (109,242)
                                     -----------------------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
    Proceeds from sales of shares      51,974,255     50,948,844     17,933,516      23,774,506     17,035,878        9,584,335
    Reinvested dividends               14,030,548      9,854,367      6,757,582       5,846,105        255,022           24,578
    Cost of shares redeemed           (21,710,132)   (20,775,834)   (10,833,267)     (8,318,523)    (5,755,651)        (751,709)
                                     -----------------------------------------------------------------------------------------------
    Net increase in net assets
      from share transactions          44,294,671     40,027,377     13,857,831      21,302,088     11,535,249        8,857,204
                                     -----------------------------------------------------------------------------------------------

        Total increase in net assets   89,871,982     64,592,824     15,234,599      18,854,191     11,930,376        8,696,305

NET ASSETS:
    Beginning of period               197,955,827    133,363,003    111,344,102      92,489,911      8,696,305                0
                                     -----------------------------------------------------------------------------------------------

    End of period*                   $287,827,809   $197,955,827   $126,578,701    $111,344,102    $20,626,681      $ 8,696,305
                                     -----------------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------------------------------
*Includes (over)undistributed
     net investment income of        $          0   $          0   $    (49,220)   $    (36,367)   $       748      $         0


       The accompanying notes are an integral part of the financial statements. 15------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                          U.S. TREASURY MONEY                   U.S. GOVERNMENT MONEY
                                                            MARKET PORTFOLIO                      MARKET PORTFOLIO
                                                 --------------------------------------------------------------------------
                                                      For the Year Ended June 30,            For the Year Ended June 30,
                                                        1997               1996                1997               1996
                                                 --------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                       $    4,098,295        $  4,346,582       $   4,857,113       $   5,109,635
    Net realized loss on investments                    (8,150)             (6,105)             (5,138)             (2,691)
                                                 --------------------------------------------------------------------------
    Net increase in net assets from
      operations                                     4,090,145           4,340,477           4,851,975           5,106,944
                                                 --------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
      Class I                                       (3,282,521)         (4,239,680)         (4,786,653)         (5,104,189)
      Class III                                       (815,774)           (106,902)            (70,130)             (5,446)
                                                 --------------------------------------------------------------------------
Net decrease in net assets from
      distributions                                 (4,098,295)         (4,346,582)         (4,856,783)         (5,109,635)
                                                 --------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares                  414,876,674         328,560,842         162,950,792         174,127,519
    Reinvested dividends                               150,378              87,904              66,833              10,490
    Cost of shares redeemed                       (426,975,015)       (316,787,797)       (153,324,382)       (173,853,608)
                                                 --------------------------------------------------------------------------
    Net increase (decrease) in net assets
      from share transactions                      (11,947,963)         11,860,949           9,693,243             284,401
                                                 --------------------------------------------------------------------------

       Total increase (decrease) in net assets     (11,956,113)         11,854,844           9,688,435             281,710

NET ASSETS:
    Beginning of period                             79,231,521          67,376,677          88,338,887          88,057,177
                                                 --------------------------------------------------------------------------
    End of period*                              $   67,275,408       $  79,231,521       $  98,027,322       $  88,338,887
                                                 --------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------
*Includes undistributed net investment
    income of                                   $            0       $           0       $         330       $           0


     The accompanying notes are an integral part of the financial statements. ------------------------------------------------------------------------------16

STATEMENT OF CHANGES IN NET ASSETS

                                                           MUNICIPAL MONEY                           CASH RESERVE
                                                          MARKET PORTFOLIO                            PORTFOLIO
                                                  -------------------------------------------------------------------------

                                                      For the Year Ended June 30,             For the Year Ended June 30,
                                                        1997              1996                 1997                 1996
                                                  -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                         $  2,534,543        $  3,375,450        $  2,436,766        $  1,420,633
    Net realized loss on investments                    (1,475)                  0                   0                 (26)
                                                  -------------------------------------------------------------------------
    Net increase in net assets from
       operations                                    2,533,068           3,375,450           2,436,766           1,420,607
                                                  -------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
     Class I                                        (2,378,120)         (3,296,898)           (927,206)           (853,244)
     Class III                                        (156,423)            (78,552)         (1,509,538)           (567,389)
                                                  -------------------------------------------------------------------------
Net decrease in net assets from
     distributions                                  (2,534,543)         (3,375,450)         (2,436,744)         (1,420,633)
                                                  -------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares                  136,289,737         148,776,685         132,549,772          82,609,913
    Reinvested dividends                               165,874              70,601           1,571,520             478,625
    Cost of shares redeemed                       (152,149,764)       (168,355,382)       (124,848,130)        (57,988,532)
                                                  -------------------------------------------------------------------------
    Net increase (decrease) in net assets
     from share transactions                       (15,694,153)        (19,508,096)          9,273,162          25,100,006
                                                  -------------------------------------------------------------------------

         Total increase (decrease) in net assets   (15,695,628)        (19,508,096)          9,273,184          25,099,980

NET ASSETS:
    Beginning of period                             74,570,191          94,078,287          40,559,580          15,459,600
                                                  -------------------------------------------------------------------------
    End of period*                                $ 58,874,563        $ 74,570,191        $ 49,832,764        $ 40,559,580
                                                  -------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------

*Includes undistributed net investment
    income of                                     $          0        $          0        $         22        $          0


    The accompanying notes are an integral part of the financial statements. 17------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO

                                                                                           CLASS I
                                                                   -----------------------------------------------------
                                                                                 For the Year Ended June 30,
                                                                   -----------------------------------------------------
                                                                      1997          1996           1995           1994**
                                                                      ----          ----           ----           ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                              $  14.12      $   12.22       $  10.53        $ 10.00
                                                                   -----------------------------------------------------
Income from investment operations:
Net investment income                                                 0.18           0.19           0.23           0.17
Net realized and unrealized gain on investments                       3.75           2.58           2.21           0.57
                                                                   -----------------------------------------------------
Total from investment operations                                      3.93           2.77           2.44           0.74
                                                                   -----------------------------------------------------
Distributions:
Net investment income                                                (0.18)         (0.19)         (0.23)         (0.17)
Net realized gain                                                    (0.84)         (0.68)         (0.52)         (0.04)
                                                                   -----------------------------------------------------
Total distributions                                                  (1.02)         (0.87)         (0.75)         (0.21)
                                                                   -----------------------------------------------------
Net asset value, end of period                                    $  17.03       $  14.12       $  12.22        $ 10.53
                                                                   -----------------------------------------------------
                                                                   -----------------------------------------------------

TOTAL RETURN+                                                        28.83%         23.54%         24.20%          7.39%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                             $221,136       $159,146       $114,000        $82,751
Ratio of expenses to average daily net assets(1)                      0.83%          0.76%          0.47%          0.34%*
Ratio of net investment income to average net assets                  1.19%          1.40%          2.12%          1.83%*
Portfolio turnover rate                                                 25%            41%            33%            83%*
Average commission rate ^                                         $ 0.0604            n/a            n/a            n/a

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had such
     waivers not occurred is as follows.                              0.98%          1.00%          0.99%          1.05%*

                                                                    CLASS II                             CLASS III
                                                          ---------------------------  -------------------------------------------
                                                          For the Year Ended June 30,         For the Year Ended June 30,
                                                          ---------------------------  -------------------------------------------
                                                               1997        1996**       1997        1996         1995       1994**
                                                               ----        ------       ----        ----         ----       ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $    14.12     $ 13.05      $ 14.11     $ 12.23      $ 10.51     $ 10.60
                                                          ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.13        0.09         0.02        0.03         0.06        0.06
Net realized and unrealized gain (loss) on investments         3.76        1.74         3.74        2.60         2.24       (0.05)
                                                          ------------------------------------------------------------------------
Total from investment operations                               3.89        1.83         3.76        2.63         2.30        0.01
                                                          ------------------------------------------------------------------------
Distributions:
Net investment income                                         (0.12)      (0.08)       (0.04)      (0.07)       (0.06)      (0.06)
Net realized gain                                             (0.84)      (0.68)       (0.84)      (0.68)       (0.52)      (0.04)
                                                          ------------------------------------------------------------------------
Total distributions                                           (0.96)      (0.76)       (0.88)      (0.75)       (0.58)      (0.10)
                                                          ------------------------------------------------------------------------
Net asset value, end of period                           $    17.05     $ 14.12      $ 16.99     $ 14.11      $ 12.23     $ 10.51
                                                          ------------------------------------------------------------------------
                                                          ------------------------------------------------------------------------

TOTAL RETURN+                                                 28.48%***   14.71%#      27.44%      22.19%       22.61%       0.08%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   16,514      $1,918      $50,178     $36,892      $19,363     $ 2,094
Ratio of expenses to average daily net assets (1)              1.14%       1.06%*       1.94%       1.87%        1.72%       1.83%*
Ratio of net investment income to average net assets           0.88%       1.10%*       0.08%       0.29%        0.87%       0.34%*
Portfolio turnover rate                                          25%         41%          25%         41%          33%         83%*
Average commission rate ^                                $   0.0604         n/a      $0.0604         n/a          n/a         n/a

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had such
     waivers not occurred is as follows.                       1.29%       1.30%*       2.09%       2.11%        2.26%       6.03%*

^ For fiscal years beginning on or after September 1, 1995, a fund that invests more than 10% of the value of its average net assets in equity securities is required to disclose its average commission rate per share for security trades on which commissions are charged.
*   Annualized.
** Classes I, II and III commenced operations on August 2, 1993, December 20, 1995 and December 9, 1993, respectively.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements. ------------------------------------------------------------------------------18

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO

                                                                                           CLASS I
                                                                   -----------------------------------------------------
                                                                                 For the Year Ended June 30,
                                                                   -----------------------------------------------------
                                                                       1997         1996           1995          1994**
                                                                       ----         ----           ----          ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                              $   9.73      $    9.91       $   9.41       $  10.00
                                                                   -----------------------------------------------------
Income from investment operations:
Net investment income                                                 0.61           0.60           0.57           0.45
Net realized and unrealized gain (loss) on investments                0.11          (0.18)          0.50          (0.57)
                                                                   -----------------------------------------------------
Total from investment operations                                      0.72           0.42           1.07          (0.12)
                                                                   -----------------------------------------------------
Distributions:
Net investment income                                                (0.61)         (0.60)         (0.57)         (0.46)
Net realized gain                                                        -              -              -          (0.01)
                                                                   -----------------------------------------------------
Total distributions                                                  (0.61)         (0.60)         (0.57)         (0.47)
                                                                   -----------------------------------------------------
Net asset value, end of period                                    $   9.84          $9.73       $   9.91       $   9.41
                                                                   -----------------------------------------------------
                                                                   -----------------------------------------------------

TOTAL RETURN+                                                         7.58%          4.23%         11.87%        (1.38)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                             $123,184       $107,832       $ 90,574       $ 75,686
Ratio of expenses to average daily net assets (1)                     0.49%          0.41%          0.35%          0.36%*
Ratio of net investment income to average net assets                  6.20%          5.99%          6.07%          5.07%*
Portfolio turnover rate                                                 56%            56%            23%            36%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had such
     waivers not occurred is as follows.                              0.89%          0.91%          0.91%          0.96%*

                                                                    CLASS II                             CLASS III
                                                           ---------------------------  ------------------------------------------
                                                           For the Year Ended June 30,          For the Year Ended June 30,
                                                           ---------------------------  ------------------------------------------
                                                              1997         1996**       1997         1996        1995       1994**
                                                              ----         ------       ----         ----        ----       ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $  9.71     $ 10.18       $ 9.71      $ 9.89      $  9.40     $ 10.04
                                                           -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.57        0.29         0.49        0.49         0.43        0.21
Net realized and unrealized gain (loss) on investments         0.10       (0.47)        0.11       (0.18)        0.49       (0.62)
                                                           -----------------------------------------------------------------------
Total from investment operations                               0.67       (0.18)        0.60        0.31         0.92       (0.41)
                                                           -----------------------------------------------------------------------
Distributions:
Net investment income                                         (0.57)      (0.29)       (0.49)      (0.49)       (0.43)      (0.22)
Net realized gain                                                 -           -            -           -            -       (0.01)
                                                           -----------------------------------------------------------------------
Total distributions                                           (0.57)      (0.29)       (0.49)      (0.49)       (0.43)      (0.23)
                                                           -----------------------------------------------------------------------
Net asset value, end of period                                $9.81     $  9.71       $ 9.82      $ 9.71      $  9.89     $  9.40
                                                           -----------------------------------------------------------------------
                                                           -----------------------------------------------------------------------

TOTAL RETURN+                                                  7.12%***  (1.75)%#       6.37%       3.11%       10.12%     (4.19)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $   841         $67       $2,553      $3,445      $ 1,916     $   923
Ratio of expenses to average daily net assets(1)               0.90%       0.80%*       1.63%       1.49%        1.84%       1.82%*
Ratio of net investment income to average net assets           5.79%       5.61%*       5.07%       4.92%        4.58%       3.61%*
Portfolio turnover rate                                          56%         56%          56%         56%          23%         36%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had such
    waivers not occurred is as follows.                        1.30%       1.30%*       2.03%       1.99%        3.35%       6.36%*

*   Annualized.
** Classes I, II and III commenced operations on August 2, 1993, December 20, 1995 and December 2, 1993, respectively.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements. 19------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO




                                                   CLASS I                     CLASS II                       CLASS III
                                             ---------------------------------------------------------------------------------

                                                  For the Year                For the Year                    For the Year
                                                 Ended June 30,              Ended June 30,                  Ended June 30,
                                             ---------------------------------------------------------------------------------

                                              1997          1996**          1997          1996**          1997        1996**
                                              ----          ----            ----          ----            ----        ----

SELECTED PER-SHARE DATA
Net asset value, beginning of period         $9.71         $10.00          $9.73         $10.06          $9.72       $10.00
                                            ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         0.50           0.23           0.51           0.21           0.50         0.19
Net realized and unrealized gain (loss)
    on investments                            0.28          (0.29)          0.28          (0.33)          0.28        (0.28)
                                            ----------------------------------------------------------------------------------
Total from investment operations              0.78          (0.06)          0.79          (0.12)          0.78        (0.09)
                                            ----------------------------------------------------------------------------------
Distributions:
Net investment income                        (0.50)         (0.23)         (0.51)         (0.21)         (0.50)       (0.19)
Net realized gain                              -              -              -              -              -            -
                                            ----------------------------------------------------------------------------------
Total distributions                          (0.50)         (0.23)         (0.51)         (0.21)         (0.50)       (0.19)
                                            ----------------------------------------------------------------------------------
Net asset value, end of period               $9.99          $9.71         $10.01          $9.73         $10.00        $9.72
                                            ----------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------

TOTAL RETURN+                                 8.26%         (0.65)%#        8.37%***      (1.25)%#        8.20%       (0.87)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)       $8,935         $5,925         $5,941         $1,875         $5,750         $896
Ratio of expenses to average daily
    net assets (1)                            0.07%          0.50%*         0.12%          0.49%*         0.23%        0.98%*
Ratio of net investment income to
    average net assets                        5.09%          4.31%*         5.03%          4.32%*         4.93%        3.83%*
Portfolio turnover rate                        122%             8%*          122%             8%*          122%           8%*

(1) During the period, various fees were
    waived.  The ratio of expenses to
    average net assets had such waivers
    not occurred is as follows.               1.14%          1.42%          1.14%          1.42%          1.91%        1.91%


*   Annualized.
** Class I and III commenced operations on December 15, 1995. Class II commenced operations on December 29, 1995.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.







       The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------20

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO




                                                              CLASS I                                           CLASS III
                                            --------------------------------------------------------    -----------------------

                                                            For the Year                                       For the Year
                                                           Ended June 30,                                     Ended June 30,
                                            --------------------------------------------------------    -----------------------
                                              1997      1996         1995         1994        1993**         1997       1996**
                                              ----      ----         ----         ----        ----           ----       ----

SELECTED PER - SHARE DATA
Net asset value, beginning of period         $1.00      $1.00        $1.00        $1.00       $1.00          $1.00      $1.00
                                            -----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                        0.050      0.052        0.050        0.030       0.018          0.047      0.044
                                            -----------------------------------------------------------------------------------

Distributions:
Net investment income                       (0.050)    (0.052)      (0.050)      (0.030)     (0.018)        (0.047)    (0.044)
                                            -----------------------------------------------------------------------------------
Net asset value, end of period               $1.00      $1.00        $1.00        $1.00       $1.00          $1.00      $1.00
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------

TOTAL RETURN+                                 5.09%      5.30%        5.10%        3.06%       1.76%#         4.84%      4.47%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)       $6,141    $75,703      $67,377     $100,868     $59,326        $61,135     $3,528
Ratio of expenses to average net assets (1)   0.37%      0.36%        0.36%        0.33%       0.39%*         0.62%      0.62%*
Ratio of net investment income to average
    net assets                                5.01%      5.19%        5.00%        3.04%       2.73%*         4.76%      4.93%*

(1) During the period, various fees were
    waived.  The ratio of expenses to
    average net assets had  such waivers
    not occurred is as follows.               0.55%      0.56%        0.63%        0.60%       0.65%*         0.80%      0.82%*



 *  Annualized.
** Classes I and III commenced operations on November 12, 1992 and August 8, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.







       The accompanying notes are an integral part of the financial statements.


21------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO




                                                              CLASS I                                          CLASS III
                                            -------------------------------------------------------        --------------------

                                                            For the Year                                      For the Year
                                                           Ended June 30,                                    Ended June 30,
                                            -------------------------------------------------------        --------------------
                                             1997      1996         1995        1994         1993**         1997       1996**
                                             ----      ----         ----        ----         ----           ----       ----

SELECTED PER - SHARE DATA
Net asset value, beginning of period          $1.00     $1.00        $1.00       $1.00        $1.00         $1.00       $1.00
                                            -----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         0.051     0.053        0.053       0.032        0.019         0.048       0.044
                                            -----------------------------------------------------------------------------------

Distributions:
Net investment income                        (0.051)   (0.053)      (0.053)     (0.032)      (0.019)       (0.048)     (0.044)
                                            -----------------------------------------------------------------------------------
Net asset value, end of period                $1.00     $1.00        $1.00       $1.00        $1.00         $1.00       $1.00
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------

TOTAL RETURN+                                  5.23%     5.37%        5.39%       3.23%        1.87%#        4.91%       4.49%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)       $94,541   $88,111      $88,057     $67,854      $94,903        $3,486        $228

Ratio of expenses to average net assets (1)    0.35%     0.33%        0.31%       0.28%        0.27%*        0.65%       0.65%*
Ratio of net investment income to average
   net assets                                  5.11%     5.28%        5.27%       3.18%        2.98%*        4.81%       4.96%*

(1)During the period, various fees were
   waived.  The ratio of expenses to average
   net assets had  such waivers not occurred
   is as follows.                              0.53%     0.53%        0.58%       0.55%        0.55%*        0.83%       0.85%*



 *  Annualized.
** Classes I and III commenced operations on November 12, 1992 and August 8, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.







       The accompanying notes are in integral part of the financial statements.


------------------------------------------------------------------------------22

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO




                                                                CLASS I                           CLASS III
                                            -----------------------------------------------   -----------------
                                                           For the Year                       For the Year
                                                           Ended June 30,                     Ended June 30,
                                            -----------------------------------------------   -----------------
                                             1997      1996      1995      1994      1993**    1997      1996**
                                            -------   -------   -------   -------   -------   -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period          $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                            -------------------------------------------------------------------
Income from investment operations:
Net investment income                         0.033     0.035     0.034     0.024     0.014     0.030     0.030
                                            -------------------------------------------------------------------

Distributions:
Net investment income                        (0.033)   (0.035)   (0.034)   (0.024)   (0.014)   (0.030)   (0.030)
                                            -------------------------------------------------------------------
Net asset value, end of period                $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                            -------------------------------------------------------------------
                                            -------------------------------------------------------------------

TOTAL RETURN+                                  3.32%     3.52%     3.48%     2.40%     1.40%#    3.03%     3.03%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)       $45,988   $71,665   $94,078   $76,231   $74,362   $12,886    $2,905
Ratio of expenses to average net assets (1)    0.35%     0.32%     0.30%     0.28%     0.31%*    0.62%     0.58%*
Ratio of net investment income to average
   net assets                                  3.25%     3.50%     3.44%     2.39%     2.26%*    2.98%     3.24%*

(1)During the period, various fees were
   waived. The ratio of expenses to average
   net assets had such waivers not occurred
   is as follows.                              0.53%     0.52%     0.57%     0.55%     0.58%*    0.79%     0.78%*



 *  Annualized.
** Classes I and III commenced operations on November 12, 1992 and July 28, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.







      The acccompanying notes are an integral part of the financial statements.


23------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO




                                                                   CLASS I                           CLASS III
                                                 ----------------------------------------     ------------------------

                                                                 For the Year                      For the Year
                                                                Ended June 30,                     Ended June 30,
                                                 ----------------------------------------     ------------------------
                                                   1997           1996           1995**         1997          1996**
                                                 -------        -------        --------       -------        -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period               $1.00          $1.00          $1.00          $1.00          $1.00
                                                 ---------------------------------------------------------------------
Income from investment operations:
Net investment income                              0.051          0.053          0.042          0.049          0.047
                                                 ---------------------------------------------------------------------

Distributions:
Net investment income                             (0.051)        (0.053)        (0.042)        (0.049)        (0.047)
                                                 ---------------------------------------------------------------------
Net asset value, end of period                     $1.00          $1.00          $1.00          $1.00          $1.00
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------

TOTAL RETURN+                                       5.23%          5.39%          4.27%#         5.00%          4.78%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)            $14,241        $16,369        $15,460        $35,592        $24,190
Ratio of expenses to average net assets (1)         0.40%          0.42%          0.43%*        0.64%           0.62%*
Ratio of net investment income to average
  net assets                                        5.13%          5.22%         5.48%*         4.88%           5.02%*

(1)During the period, various fees were
   waived. The ratio of expenses to average
   net assets had such waivers not occurred
   is as follows.                                   0.57%          0.61%         0.70%*         0.82%           0.81%*



 *  Annualized.
** Classes I and III commenced operations on September 26, 1994 and July 28, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.







      The acccompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------24

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has seven active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with generally accepted accounting principles. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies for the Trust.

Each Portfolio may offer three classes of shares (Class I, Class II and Class
III). As of June 30, 1997, Class II shares have been issued only for the Growth & Income (formerly Total Return Equity), Bond (formerly Total Return Fixed Income), and Tennessee Tax-Free Portfolios. Class I and Class III shares have been issued for all Portfolios. Each Class of shares has equal rights as to earnings, assets and voting privileges except that each Class bears different distribution, shareholder service, transfer agent/fund accounting and blue sky expenses. Each Class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plans and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon their relative net assets or dividend assets.

SECURITY VALUATION:

GROWTH & INCOME, BOND AND TENNESSEE TAX-FREE PORTFOLIOS: Securities held in the Growth & Income Portfolio for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET PORTFOLIOS: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

ORGANIZATIONAL COSTS: Costs incurred by the Trust in connection with its initial share registration were deferred and amortized on a straight-line basis over 5 years.

REPURCHASE AGREEMENTS: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's sub-advisers, under the supervision of the investment adviser, First Tennessee Bank (First Tennessee), are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

INCOME TAXES: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

INTEREST INCOME: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Municipal Money Market Portfolio, accretion of market discount represents unrealized gain until
realized at the time of security disposition or maturity.   Dividend income is
recorded on the ex-dividend date.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets. For the year ended June 30, 1997, total Trust expenses were reduced $16,891 under expense offset arrangements with the Custodian. The Trust could have invested a portion of the assets utilized in connection with the offset arrangements in an income producing asset.

DISTRIBUTIONS TO SHAREHOLDERS: For the Money Market Portfolios, Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for Growth & Income Portfolio are declared and paid monthly. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under generally accepted accounting principles. For the year ended June 30, 1997, the effects of certain differences due to net paydown losses were reclassified by the Bond Portfolio to reflect an increase in accumulated net investment loss of $12,701 and a decrease in accumulated net realized loss on investments of $12,701. The calculation of net investment income in the Financial Highlights excludes this adjustment.


25------------------------------------------------------------------------------

OTHER: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.

2.  SHARES OF BENEFICIAL INTEREST

                                                 GROWTH & INCOME                    BOND                    TENNESSEE TAX-FREE
                                                     PORTFOLIO                    PORTFOLIO                      PORTFOLIO
                                           -----------------------------------------------------------------------------------------

                                                   For the Year                  For the Year                    For the Year
                                                  Ended June 30,                Ended June 30,                  Ended June 30,
                                               1997            1996          1997           1996             1997          1996*
                                           -----------------------------------------------------------------------------------------
Dollars issued and redeemed:
    Class I:
     Issued                                $ 28,624,247   $ 32,703,374   $ 17,022,861   $ 21,362,353    $ 7,234,437    $ 6,254,616
     Distributions reinvested                11,375,774      8,189,401      6,594,162      5,699,923         19,739            686
     Redeemed                               (14,039,927)   (15,914,561)    (9,607,777)    (7,447,448)    (4,456,397)      (210,724)
                                           -----------------------------------------------------------------------------------------
 Net increase                              $ 25,960,094   $ 24,978,214   $ 14,009,246   $ 19,614,828    $ 2,797,779    $ 6,044,578
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------
    Class II:**
     Issued                                $ 13,350,241    $ 1,882,420      $ 770,186       $ 69,932    $ 4,505,744    $ 1,887,494
     Distributions reinvested                   353,865          3,869         28,502            656        141,816         10,271
     Redeemed                                  (659,970)       (21,582)       (25,432)        (3,000)      (680,046)       (14,693)
                                           -----------------------------------------------------------------------------------------
 Net increase                              $ 13,044,136    $ 1,864,707      $ 773,256       $ 67,588    $ 3,967,514    $ 1,883,072
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------
    Class III:
     Issued                                 $ 9,999,767   $ 16,363,050      $ 140,469    $ 2,342,221    $ 5,295,697    $ 1,442,225
     Distributions reinvested                 2,300,909      1,661,097        134,918        145,526         93,467         13,621
     Redeemed                                (7,010,235)    (4,839,691)    (1,200,058)      (868,075)      (619,208)      (526,292)
                                           -----------------------------------------------------------------------------------------
 Net increase (decrease)                    $ 5,290,441   $ 13,184,456     ($ 924,671)   $ 1,619,672    $ 4,769,956      $ 929,554
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------
Shares issued and redeemed:
    Class I:
     Issued                                   1,875,264      2,523,867      1,746,590      2,117,107        733,904        631,913
     Distributions reinvested                   754,234        645,878        673,294        572,716          1,999             70
     Redeemed                                  (919,542)    (1,227,208)      (981,496)      (747,397)      (451,365)       (21,867)
                                           -----------------------------------------------------------------------------------------
 Net increase                                 1,709,956      1,942,537      1,438,388      1,942,426        284,538        610,116
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------
    Class II:**
     Issued                                     850,780        137,126         78,480          7,145        455,421        193,243
     Distributions reinvested                    23,380            279          2,913             67         14,328          1,056
     Redeemed                                   (41,752)        (1,547)        (2,590)          (295)       (69,180)        (1,503)
                                           -----------------------------------------------------------------------------------------
 Net increase                                   832,408        135,858         78,803          6,917        400,569        192,796
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------
    Class III:
     Issued                                     647,961      1,263,416         14,410        234,519        535,937        144,921
     Distributions reinvested                   152,701        131,783         13,810         14,645          9,446          1,390
     Redeemed                                  (461,201)      (363,695)      (122,936)       (88,078)       (62,659)       (54,063)
                                           -----------------------------------------------------------------------------------------
 Net increase (decrease)                        339,461      1,031,504        (94,716)       161,086        482,724         92,248
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

* For Tennessee Tax-Free Portfolio, Classes I and III commenced operations on December 15, 1995. Class II commenced operations on December 29, 1995.

** For Growth & Income and Bond Portfolios, Class II commenced operations on December 20, 1995.


------------------------------------------------------------------------------26

                                                                    U.S. TREASURY                              U.S. GOVERNMENT
                                                                MONEY MARKET PORTFOLIO                     MONEY MARKET PORTFOLIO
                                           -----------------------------------------------------------------------------------------

                                                                     For the Year                             For the Year
                                                                    Ended June 30,                           Ended June 30,
                                                              1997                  1996*              1997                 1996*
                                           -----------------------------------------------------------------------------------------
Shares/Dollars issued and
  redeemed:
     Class I:
       Issued                                              288,035,908         319,601,543         148,660,358         173,136,867
       Distributions reinvested                                  1,910               1,639               2,235               6,070
       Redeemed                                           (357,592,644)       (311,270,747)       (142,227,950)       (173,086,183)
                                           -----------------------------------------------------------------------------------------
 Net increase (decrease)                                   (69,554,826)          8,332,435           6,434,643              56,754
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------
     Class III:
       Issued                                              126,840,766           8,959,299          14,290,434             990,652
       Distributions reinvested                                148,468              86,265              64,598               4,420
       Redeemed                                            (69,382,371)         (5,517,050)        (11,096,432)           (767,425)
                                           -----------------------------------------------------------------------------------------
 Net increase                                               57,606,863           3,528,514           3,258,600             227,647
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

* For U.S. Treasury Money Market and U.S. Government Money Market Portfolios,
  Class III commenced operations on August 8, 1995.

                                                                      MUNICIPAL                               CASH RESERVE
                                                                MONEY MARKET PORTFOLIO                         PORTFOLIO
                                           -----------------------------------------------------------------------------------------

                                                                     For the Year                             For the Year
                                                                    Ended June 30,                           Ended June 30,
                                                               1997               1996**                1997                1996**
                                           -----------------------------------------------------------------------------------------
Shares/Dollars issued and
  redeemed:
     Class I:
       Issued                                              110,038,524          139,423,634          32,622,397          24,743,027
       Distributions reinvested                                  1,233               1,090                   1                   0
       Redeemed                                           (135,715,106)       (161,838,128)        (34,750,381)        (23,833,276)
                                           -----------------------------------------------------------------------------------------
 Net increase (decrease)                                   (25,675,349)        (22,413,404)         (2,127,983)            909,751
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------
     Class III:*
       Issued                                               26,251,213           9,353,051          99,927,375          57,866,886
       Distributions reinvested                                164,641              69,511           1,571,519             478,625
       Redeemed                                            (16,434,658)         (6,517,254)        (90,097,749)        (34,155,256)
                                           -----------------------------------------------------------------------------------------
 Net increase                                                9,981,196           2,905,308          11,401,145          24,190,255
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

** For Municipal Money Market and Cash Reserve Portfolios, Class III commenced operations on July 28, 1995.

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

For managing its investment and business affairs, Growth & Income Portfolio, Bond Portfolio and Tennessee Tax-Free Portfolio each pay First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .65%, .55% and .50% respectively, of its average net assets. For managing its investment and business affairs, each of the Money Market Portfolios pays First Tennessee its pro-rated portion of a monthly management fee at the annual rate of .25% of aggregate average monthly net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

For the Growth & Income and Bond Portfolios, Highland Capital Management Corp. (Highland) serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets. For the Money Market Portfolios, PNC Institutional Management Corporation (PIMC) serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with the First Tennessee. PIMC is a wholly-owned subsidiary of PNC Bank National Association. PIMC is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of each Portfolio's average net assets through $500 million, .06% of the next $500 million, and .05% of net assets greater than $1 billion.


27------------------------------------------------------------------------------

4.  ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. serves as Administrator and Distributor for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include distribution services, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .075% of average net assets and, from the Growth & Income, Bond and Tennessee Tax-Free Portfolios, at the annual rate of .15% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted a Distribution Plan on behalf of Class III of each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .75% of the average net assets of Class III of the Growth & Income, Bond and Tennessee Tax-Free Portfolios, and .25% of the average net assets of Class III of each of the Money Market Portfolios. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Growth & Income and Bond Portfolios under which Investment Professionals are paid at the annual rate of .25% of each Class' average net assets for shareholder services and account maintenance.

5.  WAIVER OF FEES

GROWTH & INCOME AND BOND PORTFOLIOS:
For the year ended June 30, 1997, First Tennessee voluntarily agreed to waive its management fee for the Growth & Income and Bond Portfolios to .50% and .15% of average net assets, respectively. Pursuant to the voluntary waiver agreement, for the year ended June 30, 1997, First Tennessee waived management fees of $350,778 and $478,581 for the Growth & Income and Bond Portfolios, respectively.


TENNESSEE TAX-FREE PORTFOLIO:
Since the Fund's inception, First Tennessee Bank National Association (First Tennessee), as Investment Adviser, has voluntarily agreed to waive its entire investment advisory and co-administration fees. Effective April 1, 1997, First Tennessee eliminated its waiver of co-administration fees which amount to 0.05%.

For the year ended June 30, 1997, the 12b-1 fee charged by Class III of the Tennessee Tax-Free Portfolio was waived to .50% of average net assets.

From January 1, 1996 through July 28, 1996, ALPS voluntarily agreed to waive its administration fee and reimburse the Tennessee Tax-Free Portfolio for fund accounting/transfer agent fees as well as custody out-of-pocket fees. From July 29, 1996 through March 31, 1997, ALPS voluntarily agreed to waive its administration fee and assume all expenses of the Tennessee Tax-Free Portfolio in order to maintain an expense ratio of 0.00% for all classes of the Portfolio, after taking into consideration waivers by First Tennessee. Effective April 1, 1997, ALPS began to phase out the assumption of Portfolio expenses while continuing to waive its administration fee. The reimbursement of non-12b-1 expenses for each Class of the Portfolio was reduced by 0.15% as of April 1, 1997, and was further reduced by 0.10% on the first business day of each month thereafter until July 1, 1997 when all remaining reimbursements of non-12b-1 expenses by ALPS were discontinued. For Class III of the Tennessee Tax-Free Portfolio, the reimbursement of 12b-1 fees by ALPS decreased by 0.125% on April 1, 1997, by 0.05% on the first business day of May and June and by 0.025% on July 1, 1997. Thereafter, 12b-1 fees for Class III will be voluntarily maintained at 0.25% by ALPS.

Pursuant to the voluntary waiver and reimbursement agreements, for the year ended June 30, 1997, fees were waived and reimbursed for the Tennessee Tax-Free Portfolio as follows:

     Management fees waived               $65,349
     Co-administration fees waived        $ 4,227
     Administration fees waived           $19,605
     Reimbursement by administrator       $57,769
     12b-1 fees waived                    $ 6,300

MONEY MARKET PORTFOLIOS:
For the year ended June 30, 1997, First Tennessee voluntarily agreed to waive a portion of its management and co-administration fees payable by each of the Money Market Portfolios so that each Money Market Portfolio pays .10% and .025%, respectively, of its average net assets. For the year ended June 30, 1997, the expense waivers were as follows:

                                         Management Fee    Co-Administration Fee
                                         --------------    ---------------------
          U.S. Treasury Money Market     $123,907          $20,651
          U.S. Government Money Market   $142,654          $23,775
          Municipal Money Market         $117,665          $19,611
          Cash Reserve                   $ 73,488          $12,248


------------------------------------------------------------------------------28

6.  OTHER

As of June 30, 1997, one shareholder owned 35.7% of the Growth & Income Portfolio and 54.7% of the Bond Portfolio. Additionally, as of June 30, 1997, one shareholder owned 27.6% of the U.S. Treasury Money Market Portfolio, one shareholder owned 18.8% of the Municipal Money Market Portfolio and one shareholder owned 56.9% of the Cash Reserve Portfolio.

The Trustees of the Trust receive an annual Trustees fee of $4,000 and an additional fee for each Trustee's meeting attended.


29------------------------------------------------------------------------------

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INVESTMENT ADVISER AND CO-ADMINISTRATOR

First Tennessee Bank National Association
     Memphis, Tennessee

SUB-ADVISER - MONEY MARKET PORTFOLIOS

PNC Institutional Management Corporation
     Wilmington, Delaware

SUB-ADVISER - GROWTH & INCOME AND BOND PORTFOLIOS

Highland Capital Management Corporation
     Memphis, Tennessee

OFFICERS

Richard C. Rantzow, President
James Hyatt, Secretary
Jeremy May, Treasurer

TRUSTEES

Thomas M. Batchelor
John A. DeCell
L.R. Jalenak, Jr.
Larry W. Papasan
Richard C. Rantzow

ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc.
     Denver, Colorado

TRANSFER AND SHAREHOLDER SERVICING AGENT

Chase Global Funds Services Company
     Boston, Massachusetts

CUSTODIAN

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     New York, New York


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